METLIFE(R)


                                                     THIRD QUARTER
                                                  FINANCIAL SUPPLEMENT

                                                   SEPTEMBER 30, 2006



                                                           3







[METLIFE LOGO]

                                                               (METLIFE(R) LOGO)

TABLE OF CONTENTS

HIGHLIGHTS
      CORPORATE OVERVIEW                                                     2

METLIFE, INC.
      CONSOLIDATED BALANCE SHEETS                                            3
      CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON
         SHAREHOLDERS                                                        4
      CONSOLIDATING BALANCE SHEET                                            5
      CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON
         SHAREHOLDERS                                                        6

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS      10

INSTITUTIONAL OPERATIONS
      STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS     11
      PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT AND ADDITIONAL
         STATISTICAL INFORMATION                                            15
      FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
         SEPARATE ACCOUNT LIABILITIES                                       16
      OTHER EXPENSES BY MAJOR CATEGORY                                      17
      SPREADS BY PRODUCT                                                    18

INDIVIDUAL OPERATIONS
      STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS     19
      PREMIUMS AND DEPOSITS BY PRODUCT                                      24
      ADDITIONAL STATISTICAL INFORMATION                                    25
      FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
         SEPARATE ACCOUNT LIABILITIES                                       26
      INSURANCE EXPENSES AND OTHER EXPENSES BY MAJOR CATEGORY               27
      SPREADS BY PRODUCT                                                    28

AUTO & HOME OPERATIONS
      STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS     29
      WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND
         SUPPLEMENTAL DATA                                                  32

INTERNATIONAL OPERATIONS
      STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS      33

REINSURANCE OPERATIONS
      STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS      34
      PRE-TAX AND PRE-MINORITY INTEREST OPERATING EARNINGS BY REGION AND
         RESERVES BY REGION                                                 35

CORPORATE, OTHER & ELIMINATIONS
      STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS      36

METLIFE, INC.
      INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS            37
      FIXED MATURITIES AND EQUITY SECURITIES GROSS UNREALIZED GAINS AND
         LOSSES AGING SCHEDULES                                             39
      SUMMARY OF REAL ESTATE AND SUMMARY OF MORTGAGES AND CONSUMER LOANS    40

OTHER INFORMATION
      COMPANY RATINGS                                                       41

NOTE:

The Quarterly Financial Supplement ("QFS") includes financial measures, operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles ("GAAP"). Operating earnings is defined as GAAP net income excluding net investment gains and losses, net of income taxes, adjustments related to net investment gains and losses, net of income taxes, and discontinued operations other than discontinued real estate, net of income taxes. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income taxes, and adjustments related to net investment gains and losses, net of income taxes, both of which can fluctuate significantly from period to period, and discontinued operations other than discontinued real estate, net of income taxes, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share should not be viewed as substitutes for GAAP net income, GAAP net income available to common shareholders and GAAP net income available to common shareholders per diluted common share, respectively. Reconciliations of operating earnings to GAAP net income, operating earnings available to common shareholders to GAAP net income available to common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income available to common shareholders per diluted common share, the most directly comparable GAAP measures, are included in the QFS and in MetLife's earnings press release dated October 30, 2006, for the quarter ended September 30, 2006, which are available at www.metlife.com.

                                                               (METLIFE(R) LOGO)

CORPORATE OVERVIEW
Unaudited (Dollars and shares in millions, except per share data)

                                                                                 For the Three Months Ended
                                                           -----------------------------------------------------------------------
                                                           September 30,    December 31,    March 31,    June 30,    September 30,
                                                                2005            2005          2006         2006          2006
                                                           -------------    ------------    ---------    --------    -------------
Net income                                                    $  773           $  709        $  747       $  650           $1,033
Preferred stock dividends                                         31               32            33           33               34
                                                              ------           ------        ------       ------           ------
Net income available to common shareholders                      742              677           714          617              999
                                                              ------           ------        ------       ------           ------
     Net investment gains (losses)                               (23)            (234)         (624)        (817)             254
     Minority interest - net investment gains
         (losses)                                                 (1)               3            (2)           4                0
     Net investment gains (losses) tax benefit
         (provision)                                               9               85           220          289              (92)
                                                              ------           ------        ------       ------           ------
Net investment gains (losses), net of income
         taxes (1) (2)                                           (15)            (146)         (406)        (524)             162
                                                              ------           ------        ------       ------           ------
     Adjustments related to universal life and
         investment-type product policy fees                       0                0            (3)          (9)               3
     Adjustments related to policyholder benefits
         and dividends                                           (55)              (9)          108           84             (204)
     Adjustments related to other expenses                         7               30            42          126               14
     Adjustments related to tax benefit (provision)               18               (9)          (52)         (72)              66
                                                              ------           ------        ------       ------           ------
Adjustments related to net investment gains
          (losses), net of income taxes (3)                      (30)              12            95          129             (121)
                                                              ------           ------        ------       ------           ------
Discontinued operations, net of income taxes                       7               12             0           30                0
                                                              ------           ------        ------       ------           ------
Operating earnings available to common shareholders (4)       $  780(6)        $  799        $1,025       $  982             $958
                                                              ======           ======        ======       ======           ======
Net income available to common shareholders per
         common share - diluted                               $ 0.97           $ 0.88        $ 0.93       $ 0.80           $ 1.29
Net investment gains (losses), net of income taxes             (0.02)           (0.20)        (0.53)       (0.69)            0.21
Adjustments related to net investment gains
         (losses), net of income taxes                         (0.03)            0.02          0.13         0.17            (0.16)
Discontinued operations, net of income taxes                    0.01             0.02          0.00         0.04             0.00
                                                              ------           ------        ------       ------           ------
Operating earnings available to common
         shareholders - diluted                                $1.01           $ 1.04        $ 1.33       $ 1.28           $ 1.24
                                                              ======           ======        ======       ======           ======
Weighted average common shares
         outstanding - diluted                                 768.7            769.0         768.8        769.9            773.7
Book value per common share (actual common
         shares outstanding)                                  $35.29           $35.72        $34.98       $33.77           $38.91
Book value per common share, excluding accumulated
         other comprehensive income (actual common
         shares outstanding)                                  $32.81           $33.20        $34.21       $35.08           $36.42
Book value per common share - diluted (weighted
         average common shares outstanding)                   $34.75           $35.19        $34.50       $33.30           $38.22
Book value per common share, excluding accumulated
         other comprehensive income - diluted
         (weighted average common shares
         outstanding)                                         $32.32           $32.70        $33.73       $34.59           $35.78

                                                                                 For the Three Months Ended
                                                           -----------------------------------------------------------------------
                                                           September 30,    December 31,    March 31,    June 30,    September 30,
                                                                2005            2005          2006         2006          2006
                                                           -------------    ------------    ---------    --------    -------------
Common shares outstanding, beginning of period                 733.9            757.1         757.5        758.2            759.2
Treasury stock                                                  23.2              0.4           0.7          1.0              0.8
                                                              ------           ------        ------       ------           ------
Common shares outstanding, end of period                       757.1            757.5         758.2        759.2            760.0
                                                              ======           ======        ======       ======           ======
Weighted average common shares outstanding - basic             759.8            761.1         762.0        763.1            762.4
Dilutive effect of stock-based awards                            8.9              7.9           6.8          6.8              9.3
Dilutive effect of stock purchase contracts
         underlying common equity units                          0.0              0.0           0.0          0.0              2.0
                                                              ------           ------        ------       ------           ------
Weighted average common shares
         outstanding - diluted                                 768.7            769.0         768.8        769.9            773.7
                                                              ======           ======        ======       ======           ======
Policyholder Trust Shares                                      307.8            298.8         294.0        285.3            281.9
SUPPLEMENTAL DATA
Adjusted long-term debt to total capital  (5)                   28.3%            28.6%         28.5%        27.8%            27.1%



(1) Net investment gains (losses), net of income taxes, excludes scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment of $17 million, $23 million, $25 million, $44 million and $61 million for the three months ended September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006, and September 30, 2006,
      respectively. For QFS purposes, these settlements are included in net investment income.

(2) Net investment gains (losses), net of income taxes, from real estate and real estate joint ventures includes discontinued operations of $30 million, $100 million, ($3) million, ($2) million and $63 million, for the three months ended September 30, 2005, December 31, 2005, March 31,
      2006, June 30, 2006 and September 30, 2006, respectively.

(3) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(4) Presentation of operating earnings available to common shareholders throughout the QFS differs from other public filings with respect to discontinued operations and scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No.133, Accounting for Derivative Instruments and Hedging Activities.

(5) Adjusted long-term debt at September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006 and September 30, 2006, consists of $8,297 million, $8,017 million, $8,028 million, $8,112 million and $8,128 million of long-term debt, respectively, $2,134 million, $2,134 million, $2,134 million, $2,134 million and $2,134 million of junior subordinated debt securities underlying common equity units, respectively, and $272 million, $878 million, $1,084 million, $926 million and $905 million of adjusted short-term debt, respectively. Non-recourse debt not included in adjusted long-term debt consists of $1,195 million, $1,871 million, $1,904 million, $2,625 million and $2,584 million at such dates, respectively. Non-core borrowings not included in adjusted short-term debt consist of $1,031 million, $536 million, $276 million, $1,326 million and $801 million at such dates, respectively. Total capital is defined as adjusted long-term debt, shares subject to mandatory redemption and stockholders' equity net of accumulated other comprehensive income.

(6) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit ($0.04 per diluted common share) from a revision of the estimate of income taxes for 2004.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS


                                                                                            As of
                                                           -----------------------------------------------------------------------
                                                           September 30,    December 31,    March 31,    June 30,    September 30,
Unaudited (Dollars in millions)                                 2005            2005          2006         2006          2006
                                                           -------------    ------------    ---------    --------    -------------

ASSETS

      Fixed maturities, at fair value                       $232,041         $230,875       $240,711     $237,612        $243,136
      Equity securities, at fair value                         3,058            3,338          3,356        3,202           3,177
      Mortgage and consumer loans                             36,094           37,190         37,351       38,665          40,141
      Policy loans                                             9,841            9,981          9,987       10,065          10,115
      Real estate and real estate joint ventures               4,705            4,665          4,700        4,786           4,931
      Other limited partnership interests                      4,345            4,276          4,514        4,805           4,686
      Short-term investments                                   4,481            3,306          3,368        4,067           5,839
      Other invested assets                                    7,877            8,078          8,386        9,652           9,194
                                                            --------         --------       --------     --------        --------
   TOTAL INVESTMENTS                                         302,442          301,709        312,373      312,854         321,219

   Cash and cash equivalents                                   6,950            4,018          5,144        4,126           5,924
   Accrued investment income                                   3,299            3,036          3,145        3,275           3,380
   Premiums and other receivables                             14,391           12,186         12,731       13,216          14,494
   Deferred policy acquisition costs and value of
      business acquired                                       19,211           19,641         20,245       20,814          20,565
   Current income tax recoverable                                  0                0              0          154             170
   Goodwill                                                    4,564            4,797          4,797        4,913           4,916
   Other assets                                                8,017            8,389          8,145        8,171           8,244
   Separate account assets                                   124,044          127,869        132,522      132,782         137,274
                                                            --------         --------       --------     --------        --------
TOTAL ASSETS                                                $482,918         $481,645       $499,102     $500,305        $516,186
                                                            ========         ========       ========     ========        ========
LIABILITIES AND EQUITY
   LIABILITIES
   -----------
      Future policy benefits                                $121,591         $123,204       $122,748     $123,802        $125,614
      Policyholder account balances                          127,431          128,312        129,860      130,518         131,898
      Other policyholder funds                                 8,521            8,331          8,620        8,721           9,100
      Policyholder dividends payable                             978              917            918          961           1,004
      Policyholder dividend obligation                         1,735            1,607            814          176           1,077
      Short-term debt                                          1,303            1,414          1,360        2,253           1,706
      Long-term debt                                           9,576            9,888         10,782       10,737          10,711
      Junior subordinated debt securities
         underlying common equity units                        2,134            2,134          2,134        2,134           2,134
      Shares subject to mandatory redemption                     278              278            278          278             278
      Current income tax payable                                  97               69             88            0               0
      Deferred income tax payable                              1,456            1,706          1,199          485           2,319
      Payables for collateral under securities
         loaned and other transactions                        40,127           34,515         47,059       46,612          48,082
      Other liabilities                                       14,890           12,300         12,153       13,165          13,379
      Separate account liabilities                           124,044          127,869        132,522      132,782         137,274
                                                            --------         --------       --------     --------        --------
   TOTAL LIABILITIES                                         454,161          452,544        470,535      472,624         484,576
                                                            --------         --------       --------     --------        --------
   EQUITY
   ------
      Preferred stock, at par value                                1                1              1            1               1
      Common stock, at par value                                   8                8              8            8               8
      Additional paid-in capital                              17,273           17,274         17,327       17,372          17,397
      Retained earnings                                       10,582           10,865         11,579       12,196          13,195
      Treasury stock                                            (981)            (959)          (938)        (905)           (878)
      Accumulated other comprehensive income                   1,874            1,912            590         (991)          1,887
                                                            --------         --------       --------     --------        --------
   TOTAL STOCKHOLDERS' EQUITY                                 28,757           29,101         28,567       27,681          31,610
                                                            --------         --------       --------     --------        --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $482,918         $481,645       $499,102     $500,305        $516,186
                                                            ========         ========       ========     ========        ========

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

                                                                                 For the Three Months Ended
                                                           -----------------------------------------------------------------------
                                                           September 30,    December 31,    March 31,    June 30,    September 30,
Unaudited (Dollars in millions)                                 2005            2005          2006         2006          2006
                                                           -------------    ------------    ---------    --------    -------------



REVENUES
Premiums                                                     $ 6,514          $ 6,346       $ 6,428      $ 6,428          $ 6,577
Universal life and investment-type product policy fees         1,112            1,112         1,178        1,194            1,185
Investment income, net                                         4,112            4,167         4,278        4,277            4,308
Other revenues                                                   348              323           328          335              339
                                                             -------          -------       -------      -------          -------
                                                              12,086           11,948        12,212       12,234           12,409
                                                             -------          -------       -------      -------          -------
EXPENSES
Policyholder benefits and dividends                            7,208            6,897         6,934        6,840            6,930
Interest credited to policyholder account balances             1,156            1,167         1,220        1,269            1,349
Interest credited to bank deposits                                30               37            43           48               51
Interest expense                                                 183              185           198          202              221
Other expenses                                                 2,408            2,487         2,297        2,425            2,493
                                                             -------          -------       -------      -------          -------
                                                              10,985           10,773        10,692       10,784           11,044
                                                             -------          -------       -------      -------          -------
Operating earnings before provision (benefit)
   for income taxes                                            1,101            1,175         1,520        1,450            1,365
Provision for income taxes                                       290              344           462          435              373
                                                             -------          -------       -------      -------          -------
Operating earnings                                               811              831         1,058        1,015              992
Preferred stock dividends                                         31               32            33           33               34
                                                             -------          -------       -------      -------          -------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS          $   780(2)       $   799       $ 1,025      $   982          $   958
                                                             =======          =======       =======      =======          =======
NET INCOME RECONCILIATION
-------------------------
Operating earnings available to common shareholders          $   780          $   799       $ 1,025      $   982          $   958
                                                             -------          -------       -------      -------          -------
      Net investment gains (losses)                              (23)            (234)         (624)        (817)             254
      Minority interest - net investment gains
         (losses)                                                 (1)               3           (2)            4                0
      Net investment gains (losses) tax benefit
         (provision)                                               9               85           220          289              (92)
                                                             -------          -------       -------      -------          -------
Net investment gains (losses), net of income taxes               (15)            (146)         (406)        (524)             162
                                                             -------          -------       -------      -------          -------
      Adjustments related to universal life and
         investment-type product policy fees                       0                0           (3)           (9)               3
      Adjustments related to policyholder benefits
         and dividends                                           (55)              (9)           108          84             (204)
      Adjustments related to other expenses                        7               30            42          126               14
      Adjustments related to tax benefit (provision)              18               (9)          (52)         (72)              66
                                                             -------          -------       -------      -------          -------
Adjustments related to net investment gains
   (losses), net of income taxes (1)                             (30)              12            95          129             (121)
                                                             -------          -------       -------      -------          -------
Discontinued operations, net of income taxes                       7               12             0           30                0
                                                             -------          -------       -------      -------          -------
Net income available to common shareholders                      742              677           714          617              999
Preferred stock dividends                                         31               32            33           33               34
                                                             -------          -------       -------      -------          -------
Net income                                                   $   773          $   709       $   747      $   650          $ 1,033
                                                             =======          =======       =======      =======          =======

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(2) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
AT SEPTEMBER 30, 2006

                                                                                                                         Corporate,
                                                                                                                            Other &
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance     Eliminations
                                  ------------  -------------  ----------  -----------  -------------  -----------   --------------
ASSETS
Total investments                    $321,219       $133,244    $126,418       $3,827        $14,715      $13,586          $29,429
Cash and cash equivalents               5,924           (378)        719          (79)           (80)         155            5,587
Accrued investment income               3,380          1,188       1,299           64            183          103              543
Premiums and other receivables         14,494          4,364       2,984          956            930        1,184            4,076
Deferred policy acquisition costs
   and value of business acquired      20,565          1,355      13,931          191          2,007        3,066               15
Current income tax recoverable            170              5         (86)          34             96          (48)             169
Goodwill                                4,916            982       2,978          157            296           96              407
Other assets                            8,244          1,801       3,371          377            362           93            2,240
Separate account assets               137,274         46,151      88,366            0          2,741           15                1
                                     --------       --------    --------       ------        -------      -------          -------
   Total Assets                      $516,186       $188,712    $239,980       $5,527        $21,250      $18,250          $42,467
                                     ========       ========    ========       ======        =======      =======          =======
LIABILITIES AND EQUITY
LIABILITIES
-----------
Future policy benefits               $125,614        $49,482     $56,527       $3,446         $7,666       $4,996           $3,497
Policyholder account balances         131,898         57,829      57,988            0          5,545        5,954            4,582
Other policyholder funds                9,100          3,009       2,830           70          1,153        1,815              223
Policyholder dividends payable          1,004              0       1,004            0              0            0                0
Policyholder dividend obligation        1,077              0       1,077            0              0            0                0
Short-term debt                         1,706              0           2            0              0            0            1,704
Long-term debt                         10,711              0         138            0             66        1,553            8,954
Junior subordinated debt
   securities underlying common
   equity units                         2,134              0           0            0              0            0            2,134
Shares subject to mandatory
   redemption                             278              0           0            0              0          159              119
Deferred income tax payable             2,319           (842)      1,767           22            122          958              292
Payables for collateral under
   securities loaned and other
   transactions                        48,082         20,153      17,543           91              0            0           10,295
Other liabilities                      13,379          3,006       2,897          679            996        1,544            4,257
Separate account liabilities          137,274         46,151      88,366            0          2,741           15                1
                                     --------       --------    --------       ------        -------      -------          -------
   Total Liabilities                  484,576        178,788     230,139        4,308         18,289       16,994           36,058
                                     --------       --------    --------       ------        -------      -------          -------
EQUITY
------
Preferred stock, at par value               1              0           0            0              0            0                1
Common stock, at par value                  8              0           0            0              0            0                8
Allocated equity (1)                   30,592          9,041       9,509        1,068          2,705          999            7,270
Treasury stock                           (878)             0           0            0              0            0             (878)
Accumulated other comprehensive
   income                               1,887            883         332          151            256          257                8
                                     --------       --------    --------       ------        -------      -------          -------
   Total Stockholders' Equity          31,610          9,924       9,841        1,219          2,961        1,256            6,409
                                     --------       --------    --------       ------        -------      -------          -------
Total Liabilities and
   Stockholders' Equity              $516,186       $188,712    $239,980       $5,527        $21,250      $18,250          $42,467
                                     ========       ========    ========       ======        =======      =======          =======

(1)  Allocated equity includes additional paid-in capital and retained earnings.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006

                                                                                                                     Corporate,
                                                                                                                      Other &
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance  Eliminations
                                  ------------  -------------  ----------  -----------  -------------  -----------  ------------
REVENUES
Premiums                                $6,577         $2,992      $1,095         $732           $675       $1,076            $7
Universal life and
   investment-type product
   policy fees                           1,185            201         779            0            205            0             0
Investment income, net                   4,308          1,865       1,717           46            290          171           219
Other revenues                             339            171         126            3              8           19            12
                                      --------       --------    --------       ------        -------      -------       -------
                                        12,409          5,229       3,717          781          1,178        1,266           238
                                      --------       --------    --------       ------        -------      -------       -------
EXPENSES
Policyholder benefits and
   dividends                             6,930          3,368       1,692          427            581          849            13
Interest credited to policyholder
   account balances                      1,349            682         528            0             93           46             0
Capitalization of deferred policy
   acquisition costs                      (954)           (93)       (340)        (124)          (146)        (251)            0
Amortization of deferred policy
   acquisition costs                       766             64         287          116             96          202             1
Other expenses                           2,953            617         987          217            438          374           320
                                      --------       --------    --------       ------        -------      -------       -------
                                        11,044          4,638       3,154          636          1,062        1,220           334
                                      --------       --------    --------       ------        -------      -------       -------
Operating earnings before
   provision (benefit) for income
   taxes                                 1,365            591         563          145            116           46           (96)
Provision (benefit) for income
   taxes                                   373            201         196           38             44           17          (123)
                                      --------       --------    --------       ------        -------      -------       -------
Operating earnings                         992            390         367          107             72           29            27
Preferred stock dividends                   34              0           0            0              0            0            34
                                      --------       --------    --------       ------        -------      -------       -------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                    $958           $390        $367         $107            $72          $29           ($7)
                                      ========       ========    ========       ======        =======      =======       =======
NET INCOME RECONCILIATION
-------------------------
Operating earnings available to
   common shareholders                    $958           $390        $367         $107            $72          $29           ($7)
                                      --------       --------    --------       ------        -------      -------       -------
   Net investment gains (losses)           254            230          79           (1)           (17)           3           (40)
   Minority interest - net
      investment gains (losses)              0              0           0            0              0            0             0
   Net investment gains (losses)
      tax benefit (provision)              (92)           (80)        (26)           0              4           (2)           12
                                      --------       --------    --------       ------        -------      -------       -------
Net investment gains (losses),
   net of income taxes                     162            150          53           (1)           (13)           1           (28)
                                      --------       --------    --------       ------        -------      -------       -------
   Adjustments related to
      universal life and
      investment-type product
      policy fees                            3              0           3            0              0            0             0
   Adjustments related to
      policyholder benefits and
      dividends                           (204)           (85)        (46)           0            (73)           0             0
   Adjustments related to other
      expenses                              14              0          15            0              0           (1)            0
   Adjustments related to tax
      benefit (provision)                   66             31           9            0             25            1             0
                                      --------       --------    --------       ------        -------      -------       -------
Adjustments related to net
   investment gains (losses),
   net of income taxes (1)                (121)           (54)        (19)           0            (48)           0             0
                                      --------       --------    --------       ------        -------      -------       -------
Discontinued operations, net of
   income taxes                              0              0           0            0              0            0             0
                                      --------       --------    --------       ------        -------      -------       -------
Net income available to common
   shareholders                            999            486         401          106             11           30           (35)
Preferred stock dividends                   34              0           0            0              0            0            34
                                      --------       --------    --------       ------        -------      -------       -------
Net income                              $1,033           $486        $401         $106            $11          $30           ($1)
                                      ========       ========    ========       ======        =======      =======       =======

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005

                                                                                                                       Corporate,
                                                                                                                        Other &
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance    Eliminations
                                  ------------  -------------  ----------  -----------  -------------  -----------  ----------------
REVENUES
Premiums                                $6,514         $3,066      $1,136         $716           $614         $976               $6
Universal life and
   investment-type product
   policy fees                           1,112            197         746            0            170           (2)               1
Investment income, net                   4,112          1,707       1,751           46            238          158              212
Other revenues                             348            163         150            8              9           13                5
                                      --------       --------    --------       ------        -------      -------          -------
                                        12,086          5,133       3,783          770          1,031        1,145              224
                                      --------       --------    --------       ------        -------      -------          -------
EXPENSES
Policyholder benefits and
   dividends                             7,208          3,455       1,769          615            578          779               12
Interest credited to policyholder
   account balances                      1,156            508         500            0             84           64                0
Capitalization of deferred policy
   acquisition costs                      (935)           (74)       (384)        (123)          (137)        (217)               0
Amortization of deferred policy
   acquisition costs                       656             51         310          116             68          111                0
Other expenses                           2,900            610       1,094          216            359          366              255
                                      --------       --------    --------       ------        -------      -------          -------
                                        10,985          4,550       3,289          824            952        1,103              267
                                      --------       --------    --------       ------        -------      -------          -------
Operating earnings before
   provision (benefit) for income
   taxes                                 1,101            583         494          (54)            79           42              (43)
Provision (benefit) for income
   taxes                                   290            197         164          (28)            13           16              (72)
                                      --------       --------    --------       ------        -------      -------          -------
Operating earnings                         811            386         330          (26)            66           26               29
Preferred stock dividends                   31              0           0            0              0            0               31
                                      --------       --------    --------       ------        -------      -------          -------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                    $780 (2)       $386        $330         ($26)           $66          $26              ($2)
                                      ========       ========    ========       ======        =======      =======          =======
NET INCOME RECONCILIATION
-------------------------
Operating earnings available to
   common shareholders                    $780           $386        $330         ($26)           $66          $26              ($2)
                                      --------       --------    --------       ------        -------      -------          -------
   Net investment gains (losses)           (23)           (97)         (6)          (5)             5            7               73
   Minority interest - net
      investment gains (losses)             (1)             0           0            0              0           (1)               0
   Net investment gains (losses)
      tax benefit (provision)                9             36           0            2             (2)          (2)             (25)
                                      --------       --------    --------       ------        -------      -------          -------
Net investment gains (losses),
   net of income taxes                     (15)           (61)         (6)          (3)             3            4               48
                                      --------       --------    --------       ------        -------      -------          -------
   Adjustments related to
      universal life and
      investment-type product
      policy fees                            0              0           0            0              0            0                0
   Adjustments related to
      policyholder benefits and
      dividends                            (55)            28         (29)           0            (54)           0                0
   Adjustments related to other
      expenses                               7              0          11            0              0           (4)               0
   Adjustments related to tax
      benefit (provision)                   18           (10)           7            0             19            2                0
                                      --------       --------    --------       ------        -------      -------          -------
Adjustments related to net
   investment gains (losses), net
   of income taxes  (1)                    (30)            18         (11)           0            (35)          (2)               0
                                      --------       --------    --------       ------        -------      -------          -------
Discontinued operations, net of
   income taxes                              7              0           0            0              7            0                0
                                      --------       --------    --------       ------        -------      -------          -------
Net income available to common
   shareholders                            742            343         313          (29)            41           28               46
Preferred stock dividends                   31              0           0            0              0            0               31
                                      --------       --------    --------       ------        -------      -------          -------
Net income                                $773           $343        $313         ($29)           $41          $28              $77
                                      ========       ========    ========       ======        =======      =======          =======

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(2) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
                                  ------------  -------------  ----------  -----------  -------------  -----------  ----------------
REVENUES
Premiums                               $19,433         $8,817      $3,279       $2,182         $1,982       $3,147              $26
Universal life and
   investment-type product
   policy fees                           3,557            603       2,371            0            583            0                0
Investment income, net                  12,863          5,476       5,167          133            763          501              823
Other revenues                           1,002            510         386           18             16           47               25
                                      --------       --------    --------       ------        -------      -------          -------
                                        36,855         15,406      11,203        2,333          3,344        3,695              874
                                      --------       --------    --------       ------        -------      -------          -------
EXPENSES
Policyholder benefits and
   dividends                            20,704          9,926       5,192        1,312          1,708        2,533               33
Interest credited to policyholder
   account balances                      3,838          1,893       1,522            0            266          157                0
Capitalization of deferred policy
   acquisition costs                    (2,727)          (236)     (1,125)        (348)          (442)        (576)               0
Amortization of deferred policy
   acquisition costs                     2,021            142         878          342            256          401                2
Other expenses                           8,684          1,774       3,011          627          1,247        1,053              972
                                      --------       --------    --------       ------        -------      -------          -------
                                        32,520         13,499       9,478        1,933          3,035        3,568            1,007
                                      --------       --------    --------       ------        -------      -------          -------
Operating earnings before
   provision (benefit) for income
   taxes                                 4,335          1,907       1,725          400            309          127             (133)
Provision (benefit) for income
   taxes                                 1,270            648         597          101            100           45             (221)
                                      --------       --------    --------       ------        -------      -------          -------
Operating earnings                       3,065          1,259       1,128          299            209           82               88
Preferred stock dividends                  100              0           0            0              0            0              100
                                      --------       --------    --------       ------        -------      -------          -------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                  $2,965         $1,259      $1,128         $299           $209          $82             ($12)
                                      ========       ========    ========       ======        =======      =======          =======

NET INCOME RECONCILIATION
-------------------------
Operating earnings available to
   common shareholders                  $2,965         $1,259      $1,128         $299           $209          $82             ($12)
                                      --------       --------    --------       ------        -------      -------          -------
   Net investment gains (losses)        (1,187)          (549)       (493)          (4)            16           (4)            (153)
   Minority interest - net
      investment gains (losses)              2              0           0            0              0            2                0
   Net investment gains (losses)
      tax benefit (provision)              417            197         177            1             (7)           0               49
                                      --------       --------    --------       ------        -------      -------          -------
Net investment gains (losses),
      net of income taxes                 (768)          (352)       (316)          (3)             9           (2)            (104)
                                      --------       --------    --------       ------        -------      -------          -------
   Adjustments related to
      universal life and
      investment-type product
      policy fees                           (9)             0          (9)           0              0            0                0
   Adjustments related to
      policyholder benefits and
      dividends                            (12)             1         (11)           0             (2)           0                0
   Adjustments related to other
      expenses                             182              0         178            0              0            4                0
   Adjustments related to tax
      benefit (provision)                  (58)             0         (57)           0              0           (1)               0
                                      --------       --------    --------       ------        -------      -------          -------
Adjustments related to net
   investment gains (losses), net
   of income taxes  (1)                    103              1         101            0             (2)           3                0
                                      --------       --------    --------       ------        -------      -------          -------
Discontinued operations, net of
   income taxes                             30              0           0            0              0            0               30
                                      --------       --------    --------       ------        -------      -------          -------
Net income available to common
   shareholders                          2,330            908         913          296            216           83              (86)
Preferred stock dividends                  100              0           0            0              0            0              100
                                      --------       --------    --------       ------        -------      -------          -------
Net income                              $2,430           $908        $913         $296           $216          $83              $14
                                      ========       ========    ========       ======        =======      =======          =======


(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

                                                                                                                        Corporate,
                                                                                                                         Other &
Unaudited (Dollars in millions)    Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   Eliminations
                                   ------------  -------------  ----------  -----------  -------------  -----------  --------------
REVENUES
Premiums                               $ 18,514       $  8,744    $  3,221     $  2,182       $  1,550     $  2,807        $     10
Universal life and
   investment-type
   product policy fees                    2,716            575       1,726            0            414            0               1
Investment income, net                   10,899          4,319       4,860          135            582          445             558
Other revenues                              948            487         367           25             11           45              13
                                       --------       --------    --------     --------       --------     --------        --------
                                         33,077         14,125      10,174        2,342          2,557        3,297             582
                                       --------       --------    --------     --------       --------     --------        --------

EXPENSES
Policyholder benefits and
   dividends                             20,208          9,760       5,136        1,541          1,456        2,346             (31)
Interest credited to policyholder
   account balances                       2,771          1,135       1,287            0            186          163               0
Capitalization of deferred policy
   acquisition costs                     (2,560)          (206)       (917)        (345)          (400)        (692)              0
Amortization of deferred policy
   acquisition costs                      1,740            125         661          342            180          428               4
Other expenses                            7,382          1,715       2,598          615            877          969             608
                                       --------       --------    --------     --------       --------     --------        --------
                                         29,541         12,529       8,765        2,153          2,299        3,214             581
                                       --------       --------    --------     --------       --------     --------        --------

Operating earnings before
   provision (benefit) for
   income taxes                           3,536          1,596       1,409          189            258           83               1
Provision (benefit) for
   income taxes                           1,033            540         469           38             73           28            (115)
                                       --------       --------    --------     --------       --------     --------        --------
Operating earnings                        2,503          1,056         940          151            185           55             116
Preferred stock dividends                    31              0           0            0              0            0              31
                                       --------       --------    --------     --------       --------     --------        --------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                 $  2,472 (2)   $  1,056    $    940     $    151       $    185     $     55        $     85
                                       ========       ========    ========     ========       ========     ========        ========

NET INCOME RECONCILIATION
-------------------------
Operating earnings available to
   common shareholders                 $  2,472       $  1,056    $    940     $    151       $    185     $     55        $     85
                                       --------       --------    --------     --------       --------     --------        --------
   Net investment gains (losses)          2,181            323         554           (9)            12           28           1,273
   Minority interest - net
      investment gains (losses)             (12)             0          (4)           0              0           (8)              0
   Net investment gains (losses)
      tax benefit (provision)              (766)          (114)       (197)           3             (4)          (4)           (450)
                                       --------       --------    --------     --------       --------     --------        --------
Net investment gains (losses),
   net of income taxes                    1,403            209         353           (6)             8           16             823
                                       --------       --------    --------     --------       --------     --------        --------
   Adjustments related to
      universal life and
      investment-type product
      policy fees                             0              0           0            0              0            0               0
   Adjustments related to
      policyholder benefits
      and dividends                         (71)            26         (41)           0            (56)           0               0
   Adjustments related to other
      expenses                              (17)             0          (8)           0              0           (9)              0
   Adjustments related to tax
      benefit (provision)                    31             (9)         18            0             20            2               0
                                       --------       --------    --------     --------       --------     --------        --------
Adjustments related to net
   investment gains (losses),
   net of income taxes (1)                  (57)            17         (31)           0            (36)          (7)              0
                                       --------       --------    --------     --------       --------     --------        --------
Discontinued operations, net of
   income taxes                             156              0           0            0              5            0             151
                                       --------       --------    --------     --------       --------     --------        --------
Net income available to common
   shareholders                           3,974          1,282       1,262          145            162           64           1,059
Preferred stock dividends                    31              0           0            0              0            0              31
                                       --------       --------    --------     --------       --------     --------        --------
Net income                             $  4,005       $  1,282    $  1,262     $    145       $    162     $     64        $  1,090
                                       ========       ========    ========     ========       ========     ========        ========

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(2) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                               (METLIFE(R) LOGO)


SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

                                                    For the Three Months Ended
                                  ---------------------------------------------------------------
                                  September 30,  December 31,  March 31,  June 30,  September 30,
Unaudited (Dollars in millions)       2005           2005        2006       2006        2006
                                  -------------  ------------  ---------  --------  -------------
INSTITUTIONAL OPERATIONS                   $386          $389     $  416      $453           $390

INDIVIDUAL OPERATIONS                       330           312        408       353            367

AUTO & HOME OPERATIONS                      (26)           81         93        99            107

INTERNATIONAL OPERATIONS                     66            48         75        62             72

REINSURANCE OPERATIONS                       26            31         24        29             29

CORPORATE, OTHER & ELIMINATIONS              (2)          (62)         9       (14)            (7)
                                           ------        ----     ------      ----           ----
CONSOLIDATED                               $780(2)       $799     $1,025      $982           $958
                                           ======        ====     ======      ====           ====

(1) A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 11; (ii) Individual Operations, page 19;
     (iii) Auto & Home Operations, page 29; (iv) International Operations, page 33; (v) Reinsurance Operations, page 34; and Corporate, Other & Eliminations, page 36. A reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc., Consolidated, appears on page 4.

(2) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                               (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                           For the Year-to-Date
                                                         For the Three Months Ended                            Period Ended
                                       ---------------------------------------------------------------  ----------------------------
                                       September 30,  December 31,  March 31,  June 30,  September 30,  September 30,  September 30,
Institutional Operations                   2005          2005         2006      2006        2006            2005           2006
                                       -------------  ------------  ---------  --------  -------------  -------------  -------------
REVENUES

Premiums                                     $3,066        $2,643     $2,989    $2,836         $2,992        $ 8,744        $ 8,817
Universal life and investment-type
   product policy fees                          197           197        201       201            201            575            603
Investment income, net                        1,707         1,732      1,787     1,824          1,865          4,319          5,476
Other revenues                                  163           166        170       169            171            487            510
                                             ------        ------     ------    ------         ------        -------        -------
                                              5,133         4,738      5,147     5,030          5,229         14,125         15,406
                                             ------        ------     ------    ------         ------        -------        -------
EXPENSES
Policyholder benefits and dividends           3,455         3,025      3,389     3,169          3,368          9,760          9,926
Interest credited to policyholder
   account balances                             508           530        594       617            682          1,135          1,893
Other expenses                                  587           595        533       559            588          1,634          1,680
                                             ------        ------     ------    ------         ------        -------        -------
                                              4,550         4,150      4,516     4,345          4,638         12,529         13,499
                                             ------        ------     ------    ------         ------        -------        -------
Operating earnings before provision
   (benefit) for income taxes                   583           588        631       685            591          1,596          1,907
Provision (benefit) for income taxes            197           199        215       232            201            540            648
                                             ------        ------     ------    ------         ------        -------        -------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                       $  386        $  389     $  416    $  453         $  390        $ 1,056        $ 1,259
                                             ======        ======     ======    ======         ======        =======        =======
NET INCOME RECONCILIATION
-------------------------
Operating earnings available to
   common shareholders                       $  386        $  389     $  416    $  453         $  390        $ 1,056        $ 1,259
                                             ------        ------     ------    ------         ------        -------        -------
   Net investment gains (losses)                (97)         (156)      (339)     (440)           230            323           (549)
   Minority interest - net investment
      gains (losses)                              0             0          0         0              0              0              0
   Net investment gains (losses) tax
      benefit (provision)                        36            59        120       157            (80)          (114)           197
                                             ------        ------     ------    ------         ------        -------        -------
Net investment gains (losses), net of
      income taxes                              (61)          (97)      (219)     (283)           150            209           (352)
                                             ------        ------     ------    ------         ------        -------        -------
   Adjustments related to universal
      life and investment-type
      product policy fees                         0             0          0         0              0              0              0

   Adjustments related to
      policyholder benefits and
      dividends                                  28           (18)        25        61            (85)            26              1
   Adjustments related to other
      expenses                                    0             0          0         0              0              0              0
   Adjustments related to tax benefit
      (provision)                               (10)            6         (9)      (22)            31             (9)             0
                                             ------        ------     ------    ------         ------        -------        -------
Adjustments related to net investment
   gains (losses), net of income
      taxes (1)                                  18           (12)        16        39            (54)            17              1
                                             ------        ------     ------    ------         ------        -------        -------
Discontinued operations, net of
   income taxes                                   0             0          0         0              0              0              0
                                             ------        ------     ------    ------         ------        -------        -------
Net income available to common
   shareholders                                 343           280        213       209            486          1,282            908
Preferred stock dividends                         0             0          0         0              0              0              0
                                             ------        ------     ------    ------         ------        -------        -------
Net income                                   $  343        $  280     $  213    $  209         $  486        $ 1,282        $   908
                                             ======        ======     ======    ======         ======        =======        =======

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

                                                               (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                           For the Year-to-Date
                                                         For the Three Months Ended                            Period Ended
                                       ---------------------------------------------------------------  ----------------------------
                                       September 30,  December 31,  March 31,  June 30,  September 30,  September 30,  September 30,
Group Life                                 2005          2005         2006      2006        2006            2005           2006
                                       -------------  ------------  ---------  --------  -------------  -------------  -------------

REVENUES
Premiums                                     $1,485        $1,359     $1,551    $1,474         $1,434         $4,284         $4,459
Universal life and investment-type
   product policy fees                          192           194        195       197            196            559            588
Investment income, net                          296           296        303       309            321            848            933
Other revenues                                   11            10         15        13             14             38             42
                                             ------        ------     ------    ------         ------        -------         ------
                                              1,984         1,859      2,064     1,993          1,965          5,729          6,022
                                             ------        ------     ------    ------         ------        -------         ------
EXPENSES
Policyholder benefits and dividends           1,542         1,398      1,636     1,484          1,505          4,505          4,625
Interest credited to policyholder
   account balances                             119           125        134       143            148            323            425
Other expenses                                  168           157        155       157            159            473            471
                                             ------        ------     ------    ------         ------        -------         ------
                                              1,829         1,680      1,925     1,784          1,812          5,301          5,521
                                             ------        ------     ------    ------         ------        -------         ------
Operating earnings before provision
   (benefit) for income taxes                   155           179        139       209            153            428            501
Provision (benefit) for income taxes             53            61         48        70             52            146            170
                                             ------        ------     ------    ------         ------        -------         ------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                       $  102        $  118     $   91    $  139         $  101         $  282         $  331
                                             ======        ======     ======    ======         ======         ======         ======
Net investment gains (losses), net of
   income taxes                                   7           (38)        (2)      (47)           (10)            (3)           (59)
Adjustments related to net investment
   gains (losses), net of income
   taxes                                          4             1          1         3              0              4              4
Discontinued operations, net of
   income taxes                                   0             0          0         0              0              0              0
                                             ------        ------     ------    ------         ------        -------         ------
Net income available to common
   shareholders                                 113            81         90        95             91            283            276
Preferred stock dividends                         0             0          0         0              0              0              0
                                             ------        ------     ------    ------         ------        -------         ------
Net income                                   $  113        $   81     $   90    $   95         $   91         $  283         $  276
                                             ======        ======     ======    ======         ======         ======         ======

                                                               (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                           For the Year-to-Date
                                                         For the Three Months Ended                            Period Ended
                                       ---------------------------------------------------------------  ----------------------------
                                       September 30,  December 31,  March 31,  June 30,  September 30,  September 30,  September 30,
Retirement & Savings                       2005          2005         2006      2006        2006            2005           2006
                                       -------------  ------------  ---------  --------  -------------  -------------  -------------
REVENUES
Premiums                                     $  557        $  234     $  334    $  254         $  436        $1,437          $1,024
Universal life and investment-type
   product policy fees                            5             3          6         4              5            16              15
Investment income, net                        1,255         1,273      1,325     1,361          1,386         3,027           4,072
Other revenues                                   63            67         62        64             62           181             188
                                             ------        ------     ------    ------         ------        -------         ------
                                              1,880         1,577      1,727     1,683          1,889         4,661           5,299
                                             ------        ------     ------    ------         ------        -------         ------
EXPENSES
Policyholder benefits and dividends           1,041           743        774       755            940         2,656           2,469
Interest credited to policyholder
   account balances                             389           405        460       474            534           812           1,468
Other expenses                                  126           113         98       119            111           306             328
                                             ------        ------     ------    ------         ------        -------         ------
                                              1,556         1,261      1,332     1,348          1,585         3,774           4,265
                                             ------        ------     ------    ------         ------        -------         ------
Operating earnings before provision
   (benefit) for income taxes                   324           316        395       335            304           887           1,034
Provision (benefit) for income taxes            108           106        134       114            103           297             351
                                             ------        ------     ------    ------         ------        -------         ------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                       $  216        $  210     $  261    $  221         $  201        $  590          $  683
                                             ======        ======     ======    ======         ======        ======          ======
Net investment gains (losses), net of
   income taxes                                 (45)          (61)      (168)     (187)           105           198            (250)
Adjustments related to net investment
   gains (losses), net of income
   taxes                                          7            (2)        (7)       10            (16)            8             (13)
Discontinued operations, net of
   income taxes                                   0             0          0         0              0             0               0
                                             ------        ------     ------    ------         ------        -------         ------
Net income available to common
   shareholders                                 178           147         86        44            290           796             420
Preferred stock dividends                         0             0          0         0              0             0               0
                                             ------        ------     ------    ------         ------        -------         ------
Net income                                   $  178        $  147     $   86    $   44         $  290        $  796          $  420
                                             ======        ======     ======    ======         ======        ======          ======

                                                               (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                           For the Year-to-Date
                                                         For the Three Months Ended                            Period Ended
                                       ---------------------------------------------------------------  ----------------------------
                                       September 30,  December 31,  March 31,  June 30,  September 30,  September 30,  September 30,
Non-Medical Health & Other                 2005          2005         2006      2006        2006            2005           2006
                                       -------------  ------------  ---------  --------  -------------  -------------  -------------
REVENUES
Premiums                                     $1,024        $1,050     $1,104    $1,108         $1,122         $3,023         $3,334
Universal life and investment-type
   product policy fees                            0             0          0         0              0              0              0
Investment income, net                          156           163        159       154            158            444            471
Other revenues                                   89            89         93        92             95            268            280
                                             ------        ------     ------    ------         ------        -------         ------
                                              1,269         1,302      1,356     1,354          1,375          3,735          4,085
                                             ------        ------     ------    ------         ------        -------         ------
EXPENSES
Policyholder benefits and dividends             872           884        979       930            923          2,599          2,832
Interest credited to policyholder
   account balances                               0             0          0         0              0              0              0
Other expenses                                  293           325        280       283            318            855            881
                                             ------        ------     ------    ------         ------        -------         ------
                                              1,165         1,209      1,259     1,213          1,241          3,454          3,713
                                             ------        ------     ------    ------         ------        -------         ------
Operating earnings before provision
   (benefit) for income taxes                   104            93         97       141            134            281            372
Provision (benefit) for income taxes             36            32         33        48             46             97            127
                                             ------        ------     ------    ------         ------        -------         ------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                       $   68        $   61     $   64    $   93         $   88         $  184         $  245
                                             ======        ======     ======    ======         ======         ======         ======
Net investment gains (losses), net of
   income taxes                                 (23)            2        (49)      (49)            55             14            (43)
Adjustments related to net investment
   gains (losses), net of income
   taxes                                          7           (11)        22        26            (38)             5             10
Discontinued operations, net of
   income taxes                                   0             0          0         0              0              0              0
                                             ------        ------     ------    ------         ------        -------         ------
Net income available to common
   shareholders                                  52            52         37        70            105            203            212
Preferred stock dividends                         0             0          0         0              0              0              0
                                             ------        ------     ------    ------         ------        -------         ------
Net income                                   $   52        $   52     $   37    $   70         $  105         $  203         $  212
                                             ======        ======     ======    ======         ======         ======         ======

                                                               (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION

                                                                   For the Three Months Ended
                                               -------------------------------------------------------------------
                                               September 30,   December 31,   March 31,   June 30,   September 30,
Unaudited (Dollars in millions)                    2005           2005          2006       2006         2006
                                               -------------   ------------   ---------   --------   -------------
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT

Group Life                                           $1,688         $1,563      $1,761     $1,684          $1,644
Retirement & Savings                                    625            304         402        322             503
Non-Medical Health & Other                            1,113          1,139       1,197      1,200           1,217
                                                     ------         ------      ------     ------          ------
Total Premiums, Fees and Other Revenues              $3,426         $3,006      $3,360     $3,206          $3,364
                                                     ======         ======      ======     ======          ======

Group Disability (Included in Non-Medical
   Health & Other)                                   $  325         $  335      $  347     $  342          $  352

ADDITIONAL STATISTICAL INFORMATION

INCURRED LOSS RATIO (MORTALITY EXPERIENCE):
      Term Life                                        91.5%          89.3%       94.2%      88.1%           91.6%

INCURRED LOSS RATIO (MORBIDITY EXPERIENCE):
      Group Disability                                 95.0%          91.1%       90.7%      90.2%           83.0%

NUMBER OF SALES REPRESENTATIVES                         787            761         745        700             684

                                                           (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

                                                     For the Three Months Ended
                               ---------------------------------------------------------------------
                               September 30,     December 31,   March 31,   June 30,   September 30,
Group Life                         2005             2005          2006        2006         2006
                               -------------     -----------    ---------   --------   -------------
Balance, beginning of period      $15,449          $16,290      $16,400     $16,951       $16,686
Premiums and deposits               2,921            2,681        3,372       2,824         2,787
Interest on reserves                  159              166          176         187           193
Surrenders and withdrawals         (1,263)          (1,180)      (1,196)     (1,581)       (1,392)
Benefits and reserves              (1,295)          (1,397)      (1,623)     (1,489)       (1,514)
Other                                 319(1)          (160)        (178)       (206)         (166)
                                  -------          -------      -------     -------       -------
Balance, end of period            $16,290          $16,400      $16,951     $16,686       $16,594
                                  =======          =======      =======     =======       =======

                                                     For the Three Months Ended
                               ---------------------------------------------------------------------
                               September 30,     December 31,   March 31,   June 30,   September 30,
Retirement & Savings               2005             2005          2006        2006         2006
                               -------------     -----------    ---------   --------   -------------
Balance, beginning of period      $51,020          $77,933      $78,405     $78,252       $79,406
Premiums and deposits               2,751            3,282        3,819       3,028         3,389
Interest on reserves                  933              937          986       1,022         1,054
Surrenders and withdrawals         (2,604)          (2,378)      (2,851)     (2,301)       (2,031)
Benefits and reserves                (671)            (655)        (679)       (673)         (663)
Other                              26,504(1)          (714)      (1,428)         78           285
                                  -------          -------      -------     -------       -------
Balance, end of period            $77,933          $78,405      $78,252     $79,406       $81,440
                                  =======          =======      =======     =======       =======

                                                     For the Three Months Ended
                               ---------------------------------------------------------------------
                               September 30,     December 31,   March 31,   June 30,   September 30,
Non-Medical Health & Other         2005             2005          2006        2006         2006
                               -------------     -----------    ---------   --------   -------------
Balance, beginning of period       $7,968           $8,321       $8,556      $8,849        $9,014
Premiums and deposits                 996            1,023        1,066       1,059         1,075
Interest on reserves                   74               76           78          81            84
Surrenders and withdrawals             21               20           20          28            21
Benefits and reserves                (917)            (915)        (991)       (950)         (931)
Other                                 179(1)            31          120         (53)           14
                                   ------           ------       ------      ------        ------
Balance, end of period             $8,321           $8,556       $8,849      $9,014        $9,277
                                   ======           ======       ======      ======        ======

SEPARATE ACCOUNT LIABILITIES

                                                     For the Three Months Ended
                               ---------------------------------------------------------------------
                               September 30,     December 31,   March 31,   June 30,   September 30,
Group Life                         2005             2005          2006        2006         2006
                               -------------     -----------    ---------   --------   -------------
Balance, beginning of period       $8,050          $ 9,931      $10,539     $10,949       $11,294
Premiums and deposits                 232              706          189         603           552
Investment performance                219               29          329        (161)          328
Surrenders and withdrawals           (108)            (121)        (101)        (86)         (139)
Policy charges                         (7)              (7)          (7)         (7)           (7)
Other                               1,545(1)             1            0          (4)          580
                                   ------          -------      -------     -------       -------
Balance, end of period             $9,931          $10,539      $10,949     $11,294       $12,608
                                   ======          =======      =======     =======       =======

                                                     For the Three Months Ended
                               ---------------------------------------------------------------------
                               September 30,     December 31,   March 31,   June 30,   September 30,
Retirement & Savings               2005             2005          2006        2006         2006
                               -------------     -----------    ---------   --------   -------------
Balance, beginning of period      $32,105          $34,508      $34,374     $33,653       $33,657
Premiums and deposits               1,108            1,204        1,345       1,127         1,256
Investment performance                538              527          550         279         1,218
Surrenders and withdrawals         (2,029)          (1,775)      (2,592)     (1,377)       (2,978)
Policy charges                        (23)             (30)         (25)        (26)          (25)
Other                               2,809(1)           (60)           1           1            (7)
                                  -------          -------      -------     -------       -------
Balance, end of period            $34,508          $34,374      $33,653     $33,657       $33,121
                                  =======          =======      =======     =======       =======

                                                     For the Three Months Ended
                               ---------------------------------------------------------------------
                               September 30,     December 31,   March 31,   June 30,   September 30,
Non-Medical Health & Other         2005             2005          2006        2006         2006
                               -------------     -----------    ---------   --------   -------------
Balance, beginning of period      $   276          $   298      $   326     $   360       $   377
Premiums and deposits                  81               78           90          91            84
Investment performance                 66              (34)          90         (48)           33
Surrenders and withdrawals            (21)             (19)         (20)        (28)          (21)
Policy charges                        (18)             (15)         (14)        (20)          (25)
Other                                 (86)              18         (112)         22           (26)
                                  -------          -------      -------     -------       -------
Balance, end of period            $   298          $   326      $   360     $   377       $   422
                                  =======          =======      =======     =======       =======

(1) Includes the beginning balances of Travelers of $771 million, $27,661 million and $347 million for Group Life, Retirement & Savings and Non-Medical Health & Other, respectively, in Future Policy Benefits and Policyholder Account Balances and $1,545 million and $2,428 million for Group Life and Retirement & Savings, respectively, in Separate Account Liabilities.

                                                               (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
OTHER EXPENSES BY MAJOR CATEGORY

                                                               For the Three Months Ended
                                             ---------------------------------------------------------------
                                             September 30,  December 31,  March 31,  June 30,  September 30,
Unaudited (Dollars in millions)                  2005          2005         2006       2006        2006
                                             -------------  ------------  ---------  --------  -------------
OTHER EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses                         $417          $431       $361      $413           $397
Pension and other post-retirement benefit
    costs                                               19            19         21        20             21
Premium taxes and other taxes, licenses
    and fees                                            46            53         50        38             50
                                                      ----          ----       ----      ----           ----
Sub-total Insurance Expenses                           482           503        432       471            468

Commissions and other expenses                         105            92        101        88            120
                                                      ----          ----       ----      ----           ----
Total Other Expenses                                  $587          $595       $533      $559           $588
                                                      ====          ====       ====      ====           ====

                                                               (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                For the Three Months Ended
                                             ---------------------------------------------------------------
                                             September 30,  December 31,  March 31,  June 30,  September 30,
Group Life                                       2005           2005        2006       2006        2006
                                             -------------  ------------  ---------  --------  -------------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield                              5.89%         5.98%      6.07%     6.11%          6.52%
Average crediting rate                               3.92%         4.07%      4.40%     4.56%          4.73%
                                                     ----          ----       ----      ----           ----
   Spread                                            1.97%         1.91%      1.67%     1.55%          1.79%
                                                     ====          ====       ====      ====           ====

                                                                For the Three Months Ended
                                             ---------------------------------------------------------------
                                             September 30,  December 31,  March 31,  June 30,  September 30,
Retirement & Savings                             2005           2005        2006       2006        2006
                                             -------------  ------------  ---------  --------  -------------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield                              6.57%         6.59%      6.74%     6.83%          6.79%
Average crediting rate                               4.97%         5.11%      5.31%     5.33%          5.54%
                                                     ----          ----       ----      ----           ----
   Spread                                            1.60%         1.48%      1.43%     1.50%          1.25%
                                                     ====          ====       ====      ====           ====

                                                                For the Three Months Ended
                                             ---------------------------------------------------------------
                                             September 30,  December 31,  March 31,  June 30,  September 30,
Non-Medical Health & Other                       2005           2005        2006       2006        2006
                                             -------------  ------------  ---------  --------  -------------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield                              8.19%         8.25%      7.71%     7.22%          7.09%
Average crediting rate                               4.93%         4.95%      4.99%     5.00%          5.01%
                                                     ----          ----       ----      ----           ----
   Spread                                            3.26%         3.30%      2.72%     2.22%          2.08%
                                                     ====          ====       ====      ====           ====

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                              For the
                                                                                                            Year-to-Date
                                                      For the Three Months Ended                            Period Ended
                                     -----------------------------------------------------------    ---------------------------
                                     September 30, December 31, March 31, June 30, September 30,    September 30, September 30,
Individual Operations                     2005         2005        2006     2006       2006             2005          2006
                                     ------------- ------------ --------- -------- -------------    ------------- -------------
REVENUES
Premiums                                    $1,136       $1,264    $1,082   $1,102        $1,095          $ 3,221       $ 3,279
Universal life and investment-type
   product policy fees                         746          750       793      799           779            1,726         2,371
Investment income, net                       1,751        1,711     1,741    1,709         1,717            4,860         5,167
Other revenues                                 150          110       125      135           126              367           386
                                            ------       ------    ------   ------        ------          -------       -------
                                             3,783        3,835     3,741    3,745         3,717           10,174        11,203
                                            ------       ------    ------   ------        ------          -------       -------
EXPENSES
Policyholder benefits and dividends          1,769        1,940     1,745    1,755         1,692            5,136         5,192
Interest credited to policyholder
   account balances                            500          488       476      518           528            1,287         1,522
Capitalization of deferred policy
   acquisition costs                          (384)        (409)     (370)    (415)         (340)            (917)       (1,125)
Amortization of deferred policy
   acquisition costs                           310          303       302      289           287              661           878
Other expenses                               1,094        1,047       964    1,060           987            2,598         3,011
                                            ------       ------    ------   ------        ------          -------       -------
                                             3,289        3,369     3,117    3,207         3,154            8,765         9,478
                                            ------       ------    ------   ------        ------          -------       -------
Operating earnings before provision
   (benefit) for income taxes                  494          466       624      538           563            1,409         1,725
Provision (benefit) for income taxes           164          154       216      185           196              469           597
                                            ------       ------    ------   ------        ------          -------       -------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                      $  330       $  312    $  408   $  353        $  367          $   940       $ 1,128
                                            ======       ======    ======   ======        ======          =======       =======
NET INCOME RECONCILIATION
-------------------------
Operating earnings available to
   common shareholders                      $  330       $  312    $  408   $  353        $  367          $   940       $ 1,128
                                            ------       ------    ------   ------        ------          -------       -------
   Net investment gains (losses)                (6)        (180)     (265)    (307)           79              554          (493)
   Minority interest - net
      investment gains (losses)                  0            0         0        0             0               (4)            0
   Net investment gains (losses)
      tax benefit (provision)                    0           65        95      108           (26)            (197)          177
                                            ------       ------    ------   ------        ------          -------       -------
Net investment gains (losses), net
   of income taxes                              (6)        (115)     (170)    (199)           53              353          (316)
                                            ------       ------    ------   ------        ------          -------       -------
   Adjustments related to universal
      life and investment-type
      product policy fees                        0            0        (3)      (9)            3                0            (9)
   Adjustments related to
      policyholder benefits and
      dividends                                (29)          30        61      (26)          (46)             (41)          (11)
   Adjustments related to other
      expenses                                  11           31        45      118            15               (8)          178
   Adjustments related to tax
      benefit (provision)                        7          (22)      (37)     (29)            9               18           (57)
                                            ------       ------    ------   ------        ------          -------       -------
Adjustments related to net
   investment gains (losses), net of
   income taxes (1)                            (11)          39        66       54           (19)             (31)          101
                                            ------       ------    ------   ------        ------          -------       -------
Discontinued operations, net of
   income taxes                                  0            0         0        0             0                0             0
                                            ------       ------    ------   ------        ------          -------       -------
Net income available to common
   shareholders                                313          236       304      208           401            1,262           913
Preferred stock dividends                        0            0         0        0             0                0             0
                                            ------       ------    ------   ------        ------          -------       -------
Net income                                  $  313       $  236    $  304   $  208        $  401          $ 1,262       $   913
                                            ======       ======    ======   ======        ======          =======       =======

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                              For the
                                                                                                            Year-to-Date
                                                      For the Three Months Ended                            Period Ended
                                     -----------------------------------------------------------    ---------------------------
                                     September 30, December 31, March 31, June 30, September 30,    September 30, September 30,
Traditional Life                          2005         2005        2006     2006       2006             2005          2006
                                     ------------- ------------ --------- -------- -------------    ------------- -------------
REVENUES
Premiums                                    $1,016       $1,134    $  976   $1,011        $1,009           $2,965        $2,996
Universal life and investment-type
   product policy fees                           0            0         0        0             0                0             0
Investment income, net                         838          815       821      804           816            2,512         2,441
Other revenues                                   1            1         0       (1)            1                3             0
                                            ------       ------    ------   ------        ------           ------        ------
                                             1,855        1,950     1,797    1,814         1,826            5,480         5,437
                                            ------       ------    ------   ------        ------           ------        ------
EXPENSES
Policyholder benefits and dividends          1,467        1,648     1,444    1,463         1,467            4,435         4,374
Interest credited to policyholder
   account balances                              0            0         0        0             0                0             0
Capitalization of deferred policy
   acquisition costs                           (47)         (53)      (56)     (52)          (65)            (150)         (173)
Amortization of deferred policy
   acquisition costs                            58           46        53       45            44              158           142
Other expenses                                 228          222       207      213           271              618           691
                                            ------       ------    ------   ------        ------           ------        ------
                                             1,706        1,863     1,648    1,669         1,717            5,061         5,034
                                            ------       ------    ------   ------        ------           ------        ------
Operating earnings before provision
   (benefit) for income taxes                  149           87       149      145           109              419           403
Provision (benefit) for income taxes            50           30        51       48            36              142           135
                                            ------       ------    ------   ------        ------           ------        ------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                      $   99       $   57    $   98   $   97        $   73           $  277        $  268
                                            ======       ======    ======   ======        ======           ======        ======
Net investment gains (losses), net
   of income taxes                              31           15       (44)     (48)          (14)             300          (106)
Adjustments related to net
   investment gains (losses), net of
   income taxes                                (22)          20        40       19            (4)             (29)           55
Discontinued operations, net of
   income taxes                                  0            0         0        0             0                0             0
                                            ------       ------    ------   ------        ------           ------        ------
Net income available to common
   shareholders                                108           92        94       68            55              548           217
Preferred stock dividends                        0            0         0        0             0                0             0
                                            ------       ------    ------   ------        ------           ------        ------
Net income                                  $  108       $   92    $   94   $   68        $   55           $  548        $  217
                                            ======       ======    ======   ======        ======           ======        ======

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                              For the
                                                                                                            Year-to-Date
                                                      For the Three Months Ended                            Period Ended
                                     -----------------------------------------------------------    ---------------------------
                                     September 30, December 31, March 31, June 30, September 30,    September 30, September 30,
Variable & Universal Life                 2005         2005        2006     2006       2006             2005          2006
                                     ------------- ------------ --------- -------- -------------    ------------- -------------
REVENUES
Premiums                                      $  0         $  0      $  0     $  0          $  0           $    0        $    0
Universal life and investment-type
   product policy fees                         384          382       395      384           370              926         1,149
Investment income, net                         196          190       203      197           199              499           599
Other revenues                                   0           (1)       (3)       0             1               (3)           (2)
                                              ----         ----      ----     ----          ----           ------        ------
                                               580          571       595      581           570            1,422         1,746
                                              ----         ----      ----     ----          ----           ------        ------
EXPENSES
Policyholder benefits and dividends            120          120       123      162            82              310           367
Interest credited to policyholder
   account balances                            145          146       142      144           151              376           437
Capitalization of deferred policy
   acquisition costs                          (133)        (136)     (102)    (110)          (89)            (270)         (301)
Amortization of deferred policy
   acquisition costs                           105          113       110      104            97              218           311
Other expenses                                 266          275       208      214           184              574           606
                                              ----         ----      ----     ----          ----           ------        ------
                                               503          518       481      514           425            1,208         1,420
                                              ----         ----      ----     ----          ----           ------        ------
Operating earnings before provision
   (benefit) for income taxes                   77           53       114       67           145              214           326
Provision (benefit) for income taxes            26           18        40       24            51               73           115
                                              ----         ----      ----     ----          ----           ------        ------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                        $ 51         $ 35      $ 74     $ 43          $ 94           $  141        $  211
                                              ====         ====      ====     ====          ====           ======        ======
Net investment gains (losses), net
   of income taxes                             (12)         (22)      (25)     (36)           14              (11)          (47)
Adjustments related to net
   investment gains (losses), net of
   income taxes                                  7           10         9        6            (3)               3            12
Discontinued operations, net of
   income taxes                                  0            0         0        0             0                0             0
                                              ----         ----      ----     ----          ----           ------        ------
Net income available to common
   shareholders                                 46           23        58       13           105              133           176
Preferred stock dividends                        0            0         0        0             0                0             0
                                              ----         ----      ----     ----          ----           ------        ------
Net income                                    $ 46         $ 23      $ 58     $ 13          $105           $  133        $  176
                                              ====         ====      ====     ====          ====           ======        ======

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                              For the
                                                                                                            Year-to-Date
                                                      For the Three Months Ended                            Period Ended
                                     -----------------------------------------------------------    ---------------------------
                                     September 30, December 31, March 31, June 30, September 30,    September 30, September 30,
Annuities                                 2005         2005        2006     2006       2006             2005          2006
                                     ------------- ------------ --------- -------- -------------    ------------- -------------
REVENUES
Premiums                                    $  118       $  101    $   98   $   85        $   78           $  254        $  261
Universal life and investment-type
   product policy fees                         318          334       356      367           365              701         1,088
Investment income, net                         681          665       677      667           658            1,743         2,002
Other revenues                                  26           29        29       36            31               50            96
                                            ------       ------    ------   ------        ------           ------        ------
                                             1,143        1,129     1,160    1,155         1,132            2,748         3,447
                                            ------       ------    ------   ------        ------           ------        ------
EXPENSES
Policyholder benefits and dividends            178          152       173      125           138              387           436
Interest credited to policyholder
   account balances                            338          322       314      351           352              859         1,017
Capitalization of deferred policy
   acquisition costs                          (204)        (220)     (212)    (253)         (186)            (496)         (651)
Amortization of deferred policy
   acquisition costs                           147          144       139      140           146              285           425
Other expenses                                 427          422       400      477           387              978         1,264
                                            ------       ------    ------   ------        ------           ------        ------
                                               886          820       814      840           837            2,013         2,491
                                            ------       ------    ------   ------        ------           ------        ------
Operating earnings before provision
   (benefit) for income taxes                  257          309       346      315           295              735           956
Provision (benefit) for income taxes            84          100       120      109           103              240           332
                                            ------       ------    ------   ------        ------           ------        ------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                      $  173       $  209    $  226   $  206        $  192           $  495        $  624
                                            ======       ======    ======   ======        ======           ======        ======
Net investment gains (losses), net
   of income taxes                             (29)         (99)     (102)    (105)           56               66          (151)
Adjustments related to net
   investment gains (losses), net of
   income taxes                                  4            9        17       29           (12)              (5)           34
Discontinued operations, net of
   income taxes                                  0            0         0        0             0                0             0
                                            ------       ------    ------   ------        ------           ------        ------
Net income available to common
   shareholders                                148          119       141      130           236              556           507
Preferred stock dividends                        0            0         0        0             0                0             0
                                            ------       ------    ------   ------        ------           ------        ------
Net income                                  $  148       $  119    $  141   $  130        $  236           $  556        $  507
                                            ======       ======    ======   ======        ======           ======        ======

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                              For the
                                                                                                            Year-to-Date
                                                      For the Three Months Ended                            Period Ended
                                     -----------------------------------------------------------    ---------------------------
                                     September 30, December 31, March 31, June 30, September 30,    September 30, September 30,
Other                                     2005         2005        2006     2006       2006             2005          2006
                                     ------------- ------------ --------- -------- -------------    ------------- -------------
REVENUES
Premiums                                      $  2         $ 29      $  8     $  6          $  8             $  2          $ 22
Universal life and investment-type
   product policy fees                          44           34        42       48            44               99           134
Investment income, net                          36           41        40       41            44              106           125
Other revenues                                 123           81        99      100            93              317           292
                                              ----         ----      ----      ---          ----             ----          ----
                                               205          185       189      195           189              524           573
                                              ----         ----      ----      ---          ----             ----          ----
EXPENSES
Policyholder benefits and dividends              4           20         5        5             5                4            15
Interest credited to policyholder
   account balances                             17           20        20       23            25               52            68
Capitalization of deferred policy
   acquisition costs                             0            0         0        0             0               (1)            0
Amortization of deferred policy
   acquisition costs                             0            0         0        0             0                0             0
Other expenses                                 173          128       149      156           145              428           450
                                              ----         ----      ----      ---          ----             ----          ----
                                               194          168       174      184           175              483           533
                                              ----         ----      ----      ---          ----             ----          ----
Operating earnings before provision
   (benefit) for income taxes                   11           17        15       11            14               41            40
Provision (benefit) for income taxes             4            6         5        4             6               14            15
                                              ----         ----      ----      ---          ----             ----          ----
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                        $  7         $ 11      $ 10     $  7          $  8             $ 27          $ 25
                                              ====         ====      ====      ===          ====             ====          ====
Net investment gains (losses), net
   of income taxes                               4           (9)        1      (10)           (3)              (2)          (12)
Adjustments related to net
   investment gains (losses), net of
   income taxes                                  0            0         0        0             0                0             0
Discontinued operations, net of
   income taxes                                  0            0         0        0             0                0             0
                                              ----         ----      ----      ---          ----             ----          ----
Net income available to common
   shareholders                                 11            2        11       (3)            5               25            13
Preferred stock dividends                        0            0         0        0             0                0             0
                                              ----         ----      ----      ---          ----             ----          ----
Net income                                    $ 11         $  2      $ 11      ($3)         $  5             $ 25          $ 13
                                              ====         ====      ====      ===          ====             ====          ====

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT

                                                                                 For the Three Months Ended
                                                               ---------------------------------------------------------------
                                                               September 30,  December 31,  March 31,  June 30,  September 30,
Unaudited (Dollars in millions)                                    2005           2005        2006       2006        2006
                                                               -------------  ------------  ---------  --------  -------------
PREMIUMS AND DEPOSITS BY PRODUCT (1)

TOTAL (2)
Life First Year Premiums and Deposits
   Traditional Life                                                   $   52        $   54     $   50    $   50         $   46
   Variable Life 1st Year excluding Single Premium COLI/BOLI              56            63         50        55             48
   Universal Life 1st Year excluding Single Premium COLI/BOLI            245           228        203       177            147
   Single Premium COLI/BOLI                                                4            15          6         6              3
                                                                      ------        ------     ------    ------         ------
   Total Life First Year Premiums & Deposits (3)                         357           360        309       288            244
Life Renewal Premiums and Deposits
   Traditional Life                                                    1,033         1,227        959     1,049          1,036
   Variable & Universal Life                                             532           551        600       515            579
Annuities (4)                                                          3,624         3,570      3,843     4,229          3,531
                                                                      ------        ------     ------    ------         ------
Total Premiums and Deposits                                           $5,546        $5,708     $5,711    $6,081         $5,390
                                                                      ======        ======     ======    ======         ======
PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS
Variable & Universal Life                                             $  297        $  307     $  283    $  276         $  289
Annuities                                                              2,306         2,479      2,532     2,928          2,213
                                                                      ------        ------     ------    ------         ------
Total Separate Accounts                                               $2,603        $2,786     $2,815    $3,204         $2,502
                                                                      ======        ======     ======    ======         ======
ANNUITY DEPOSITS BY TYPE
Fixed Annuity Deposits                                                  $496        $  464     $  520    $  430         $  594
Variable Annuity Deposits                                              3,128         3,106      3,323     3,799          2,937
                                                                      ------        ------     ------    ------         ------
Total Annuity Deposits                                                $3,624        $3,570     $3,843    $4,229         $3,531
                                                                      ======        ======     ======    ======         ======

(1)  Statutory premiums direct and assumed.

(2) Includes premiums and deposits to separate accounts and excludes Company sponsored internal exchanges.

(3) Of the $244 million of First Year Life Premiums and Deposits received during the three months ended September 30, 2006, approximately 48% were distributed through MetLife agents, 16% through New England Financial agents, 33% through MetLife's Independent Distribution channel and 3% through other distribution channels.

(4) Of the $3,531 million of Annuity Deposits received during the three months ended September 30, 2006, approximately 26% were distributed through MetLife agents, 6% through New England Financial agents, 56% through MetLife's Independent Distribution channel and 12% through MetLife Resources representatives.

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

                                                                                 For the Three Months Ended
                                                            -------------------------------------------------------------------
                                                            September 30,   December 31,   March 31,   June 30,   September 30,
Unaudited                                                        2005           2005          2006       2006         2006
                                                            -------------   ------------   ---------   --------   -------------
PERCENTAGE OF PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS,
   EXCLUDING TRANSFERS FROM GENERAL ACCOUNT:
   Variable & Universal Life                                        33.4%          33.6%       31.3%      33.8%           32.5%
   Annuities                                                        63.6%          69.4%       65.9%      69.2%           62.7%

MORTALITY AS A PERCENTAGE OF EXPECTED                               86.4%          84.9%       94.0%      85.1%           82.4%

LAPSES / SURRENDERS (GENERAL AND SEPARATE ACCOUNT) (1)
   Traditional Life                                                  6.1%           6.0%        6.0%       5.9%            5.7%
   Variable & Universal Life                                         6.2%           6.1%        6.3%       6.0%            5.8%
   Variable Annuities                                                8.4%           8.9%        9.5%      10.0%           10.2%
   Fixed Annuities                                                   6.4%           8.0%        8.7%       9.6%           10.2%

NUMBER OF SALES REPRESENTATIVES
   MetLife Distribution                                            5,774          5,804       5,954      6,002           5,996
   New England Financial                                           2,228          2,006       2,068      2,071           2,025
   Independent Distribution Wholesalers                              279            229         220        217             215
   MetLife Resources                                                 857            794         751        739             738
   Walnut Street and Tower Square Securities                       1,869          1,676       1,632      1,564           1,520
   P&C Specialists                                                   672            682         658        657             633
                                                                  ------         ------      ------     ------          ------
Total Agents                                                      11,679         11,191      11,283     11,250          11,127
                                                                  ======         ======      ======     ======          ======

(1) Lapses/Surrenders rates are calculated for the most recent 12 months of experience.

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

                                                                                 For the Three Months Ended
                                                            -------------------------------------------------------------------
                                                            September 30,   December 31,   March 31,   June 30,   September 30,
Traditional Life                                                 2005           2005          2006       2006          2006
                                                            -------------   ------------   ---------   --------   -------------
Balance, beginning of period                                   $49,582          $50,562     $50,944    $50,977         $51,177
Premiums and deposits (1)                                        1,101            1,239       1,061      1,093           1,091
Interest on reserves                                               514              518         511        520             523
Surrenders and withdrawals                                        (443)            (470)       (504)      (433)           (432)
Benefit payments                                                  (498)            (459)       (572)      (498)           (488)
Other                                                              306(2)          (446)       (463)      (482)           (465)
                                                               -------          -------     -------    -------         -------
Balance, end of period                                         $50,562          $50,944     $50,977    $51,177         $51,406
                                                               =======          =======     =======    =======         =======

                                                                                 For the Three Months Ended
                                                            -------------------------------------------------------------------
                                                            September 30,   December 31,   March 31,   June 30,   September 30,
Variable & Universal Life                                        2005           2005          2006       2006          2006
                                                            -------------   ------------   ---------   --------   -------------
Balance, beginning of period                                   $10,154          $14,315     $14,852    $15,042         $15,268
Premiums and deposits (1) (3)                                      548              567         572        482             479
Interest on reserves                                               151              148         142        145             151
Surrenders and withdrawals                                        (178)            (185)       (168)      (171)           (218)
Net transfers from (to) separate account                            52               45          49         48              62
Policy charges                                                    (350)            (351)       (363)      (364)           (365)
Benefit payments                                                   (36)             (34)        (48)       (44)            (37)
Other                                                            3,974(2)           347           6        130              (6)
                                                               -------          -------     -------    -------         -------
Balance, end of period                                         $14,315          $14,852     $15,042    $15,268         $15,334
                                                               =======          =======     =======    =======         =======

                                                                                 For the Three Months Ended
                                                            -------------------------------------------------------------------
                                                            September 30,   December 31,   March 31,   June 30,   September 30,
Annuities                                                        2005           2005          2006       2006         2006
                                                            -------------   ------------   ---------   --------   -------------
Balance, beginning of period                                   $32,421          $46,136     $45,732    $45,293         $44,775
Premiums and deposits (1) (3)                                    1,410            1,298       1,398      1,456           1,475
Interest on reserves                                               401              398         395        448             418
Surrenders and withdrawals                                      (1,014)          (1,178)     (1,231)    (1,552)         (1,341)
Net transfers from (to) separate account                          (544)            (625)       (621)      (521)           (495)
Policy charges                                                      (2)              (2)         (2)        (2)             (1)
Benefit payments                                                  (309)            (297)       (326)      (349)           (326)
Other                                                           13,773(2)             2         (52)         2              13
                                                               -------          -------     -------    -------         -------
Balance, end of period                                         $46,136          $45,732     $45,293    $44,775         $44,518
                                                               =======          =======     =======    =======         =======

SEPARATE ACCOUNT LIABILITIES

                                                                                 For the Three Months Ended
                                                            -------------------------------------------------------------------
                                                            September 30,   December 31,   March 31,   June 30,   September 30,
Variable & Universal Life                                        2005           2005          2006       2006          2006
                                                            -------------   ------------   ---------   --------   -------------
Balance, beginning of period                                    $7,900           $9,164      $9,307     $9,769          $9,593
Premiums and deposits (1)                                          297              307         283        276             289
Investment performance                                             318              155         492       (134)            192
Surrenders and withdrawals                                        (137)            (177)       (158)      (160)           (140)
Net transfers from (to) fixed account                              (52)             (45)        (51)       (48)            (64)
Policy charges                                                     (89)             (96)        (80)      (110)            (74)
Other                                                              927(2)            (1)        (24)         0               0
                                                                ------           ------      ------     ------          ------
Balance, end of period                                          $9,164           $9,307      $9,769     $9,593          $9,796
                                                                ======           ======      ======     ======          ======

                                                                                 For the Three Months Ended
                                                            -------------------------------------------------------------------
                                                            September 30,   December 31,   March 31,   June 30,   September 30,
Annuities                                                        2005           2005          2006       2006          2006
                                                            -------------   ------------   ---------   --------   -------------
Balance, beginning of period                                   $39,771          $69,146     $71,764    $75,861         $75,587
Premiums and deposits (1)                                        2,306            2,479       2,532      2,928           2,213
Investment performance                                           2,701            1,507       3,255     (1,483)          2,584
Surrenders and withdrawals                                      (1,723)          (1,724)     (2,026)    (1,947)         (2,008)
Net transfers from (to) fixed account                              544              625         621        521             495
Policy charges                                                    (266)            (269)       (280)      (292)           (301)
Other                                                           25,813(2)             0          (5)        (1)              0
                                                               -------          -------     -------    -------         -------
Balance, end of period                                         $69,146          $71,764     $75,861    $75,587         $78,570
                                                               =======          =======     =======    =======         =======

(1)   Includes Company-sponsored internal exchanges.

(2) Includes the beginning balances of Travelers of $764 million, $3,952 million and $13,755 million for Traditional Life, Variable & Universal Life and Annuities, respectively, in Future Policy Benefits and Policyholder Account Balances, and $928 million and $25,813 million for Variable & Universal Life and Annuities, respectively, in Separate Account Liabilities.

(3) Includes premiums and deposits directed to General Account investment option of a variable life or variable annuity product.

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY

                                                                        For the Three Months Ended
                                                    -------------------------------------------------------------------
                                                    September 30,   December 31,   March 31,   June 30,   September 30,
Unaudited (Dollars in millions)                         2005            2005         2006        2006          2006
                                                    -------------   ------------   ---------   --------   -------------
INSURANCE EXPENSES (NET OF CAPITALIZATION OF DAC)
Insurance Expenses                                        $  936         $  941        $830     $  914            $855
DAC Capitalization (1)                                      (401)          (426)       (384)      (429)           (353)
                                                          ------         ------        ----     ------            ----
Net                                                       $  535         $  515        $446     $  485            $502
                                                          ======         ======        ====     ======            ====
OTHER EXPENSES BY MAJOR CATEGORY
Commissions                                               $  329         $  347        $315     $  350            $282
Other deferrable expenses                                    126            140         120        146             132
Direct and allocated expenses, not deferred                  422            410         334        386             371
Pension and other post-retirement benefit costs               29             30          34          3              35
Premium taxes and other taxes, licenses and fees              30             14          27         29              35
                                                          ------         ------        ----     ------            ----
      Subtotal Insurance Expenses                            936            941         830        914             855

Broker-dealer and other expenses                             177            132         155        159             147
Reinsurance allowances                                       (19)           (26)        (21)       (13)            (15)
                                                          ------         ------        ----     ------            ----
      Total Other Expenses                                $1,094         $1,047        $964     $1,060            $987
                                                          ======         ======        ====     ======            ====

(1) Excludes $17 million, $17 million, $14 million, $14 million and $13 million of DAC capitalization related to reinsurance allowances for the three months ended September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006, and September 30, 2006, respectively.

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                        For the Three Months Ended
                                                    -------------------------------------------------------------------
                                                    September 30,   December 31,   March 31,   June 30,   September 30,
VARIABLE & UNIVERSAL LIFE                                2005           2005          2006       2006          2006
                                                    -------------   ------------   ---------   --------   -------------
ANNUALIZED GENERAL ACCOUNT
  SPREADS BY PRODUCT (%)
Investment income yield                                     6.91%          6.63%       6.69%      6.41%           6.35%
Average crediting rate                                      4.65%          4.67%       4.56%      4.54%           4.53%
                                                            ----           ----        ----       ----            ----
   Spread                                                   2.26%          1.96%       2.13%      1.87%           1.82%
                                                            ====           ====        ====       ====            ====

                                                                           For the Three Months Ended
                                                    -------------------------------------------------------------------
                                                    September 30,   December 31,   March 31,   June 30,   September 30,
ANNUITIES                                                2005           2005         2006        2006          2006
                                                    -------------   ------------   ---------   --------   -------------
ANNUALIZED GENERAL ACCOUNT
  SPREADS BY PRODUCT (%)
Investment income yield                                     6.41%          6.32%       6.28%      6.28%           6.27%
Average crediting rate                                      3.64%          3.64%       3.65%      3.66%           3.67%
                                                            ----           ----        ----       ----            ----
   Spread                                                   2.77%          2.68%       2.63%      2.62%           2.60%
                                                            ====           ====        ====       ====            ====

                                                               (METLIFE(R) LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                                  For the
                                                                                                                Year-to-Date
                                                         For the Three Months Ended                             Period Ended
                                       ---------------------------------------------------------------  ----------------------------
                                       September 30,  December 31,  March 31,  June 30,  September 30,  September 30,  September 30,
Auto & Home Operations                      2005          2005        2006       2006         2006           2005          2006
                                       -------------  ------------  ---------  --------  -------------  -------------  -------------
REVENUES
Earned premiums                                $716          $729       $724      $726           $732         $2,182         $2,182
Investment income, net                           46            46         45        42             46            135            133
Other revenues                                    8             8          7         8              3             25             18
                                               ----           ---        ---       ---           ----           ----           ----
                                                770           783        776       776            781          2,342          2,333
                                               ----           ---        ---       ---           ----           ----           ----
EXPENSES
Losses and loss adjustment expense              615           454        451       432            426          1,540          1,309
Other expenses                                  209           218        203       211            210            613            624
                                               ----           ---        ---       ---           ----           ----           ----
                                                824           672        654       643            636          2,153          1,933
                                               ----           ---        ---       ---           ----           ----           ----
Operating earnings before provision
   (benefit) for income taxes                   (54)          111        122       133            145            189            400
Provision (benefit) for income taxes            (28)           30         29        34             38             38            101
                                               ----           ---        ---       ---           ----           ----           ----
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                         ($26)          $81        $93       $99           $107           $151           $299
                                               ====           ===        ===       ===           ====           ====           ====
NET INCOME RECONCILIATION
-------------------------
Operating earnings available to
   common shareholders                         ($26)          $81        $93       $99           $107           $151           $299
                                               ----           ---        ---       ---           ----           ----           ----
      Net investment gains (losses)              (5)           (3)         1        (4)            (1)            (9)            (4)
      Minority interest - net
         investment gains (losses)                0             0          0         0              0              0              0
      Net investment gains (losses)
         tax benefit (provision)                  2             1         (3)        4              0              3              1
                                               ----           ---        ---       ---           ----           ----           ----
Net investment gains (losses), net
         of income taxes                         (3)           (2)        (2)        0             (1)            (6)            (3)
                                               ----           ---        ---       ---           ----           ----           ----
      Adjustments related to
         universal life and
         investment-type product
         policy fees                              0             0          0         0              0              0              0
      Adjustments related to
         policyholder benefits and
         dividends                                0             0          0         0              0              0              0
      Adjustments related to other
         expenses                                 0             0          0         0              0              0              0
      Adjustments related to tax
         benefit (provision)                      0             0          0         0              0              0              0
                                               ----           ---        ---       ---           ----           ----           ----
Adjustments related to net
   investment gains (losses), net of
   income taxes                                   0             0          0         0              0              0              0
                                               ----           ---        ---       ---           ----           ----           ----
Discontinued operations, net of
   income taxes                                   0             0          0         0              0              0              0
                                               ----           ---        ---       ---           ----           ----           ----
Net income available to common
   shareholders                                 (29)           79         91        99            106            145            296
Preferred stock dividends                         0             0          0         0              0              0              0
                                               ----           ---        ---       ---           ----           ----           ----
Net income                                     ($29)          $79        $91       $99           $106           $145           $296
                                               ====           ===        ===       ===           ====           ====           ====

                                                               (METLIFE(R) LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                                  For the
                                                                                                                Year-to-Date
                                                         For the Three Months Ended                             Period Ended
                                       ---------------------------------------------------------------  ----------------------------
                                       September 30,  December 31,  March 31,  June 30,  September 30,  September 30,  September 30,
Auto                                        2005          2005         2006      2006         2006           2005           2006
                                       -------------  ------------  ---------  --------  -------------  -------------  -------------
REVENUES
Earned premiums                                $534          $525       $517       $516          $519         $1,598         $1,552
Investment income, net                           34            37         34         32            34            101            100
Other revenues                                    6             5          6          7             4             18             17
                                                ---           ---        ---        ---           ---          -----          -----
                                                574           567        557        555           557          1,717          1,669
                                                ---           ---        ---        ---           ---          -----          -----
EXPENSES
Losses and loss adjustment expense              339           355        334        321           295          1,059            950
Other expenses                                  143           150        137        145           141            421            423
                                                ---           ---        ---        ---           ---          -----          -----
                                                482           505        471        466           436          1,480          1,373
                                                ---           ---        ---        ---           ---          -----          -----
Operating earnings before provision
    (benefit) for income taxes                   92            62         86         89           121            237            296
Provision (benefit) for income taxes             27            13         21         21            33             62             75
                                                ---           ---        ---        ---           ---          -----          -----
OPERATING EARNINGS AVAILABLE TO
    COMMON SHAREHOLDERS                        $ 65          $ 49       $ 65       $ 68          $ 88         $  175         $  221
                                                ===           ===        ===        ===           ===          =====          =====
Net investment gains (losses), net
    of income taxes                              (2)           (2)        (1)         0            (1)            (4)            (2)
Adjustments related to net
    investment gains (losses), net
    of income taxes                               0             0          0          0             0              0              0
Discontinued operations, net of
    income taxes                                  0             0          0          0             0              0              0
                                                ---           ---        ---        ---           ---          -----          -----
Net income available to common
    shareholders                                 63            47         64         68            87            171            219
Preferred stock dividends                         0             0          0          0             0              0              0
                                                ---           ---        ---        ---           ---          -----          -----
Net income                                     $ 63          $ 47       $ 64       $ 68          $ 87         $  171         $  219
                                                ===           ===        ===        ===           ===          =====          =====

                                                               (METLIFE(R) LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                                  For the
                                                         For the Three Months Ended                      Year-to-Date Period Ended
                                       ---------------------------------------------------------------  ----------------------------
                                       September 30,  December 31,  March 31,  June 30,  September 30,  September 30,  September 30,
Homeowners & Other                          2005          2005         2006      2006        2006            2005           2006
                                       -------------  ------------  ---------  --------  -------------  -------------  -------------
REVENUES
Earned premiums                                $182           $204      $207       $210          $213            584           $630
Investment income, net                           12              9        11         10            12             34             33
Other revenues                                    2              3         1          1            (1)             7              1
                                               ----           ----      ----       ----          ----            ---           ----
                                                196            216       219        221           224            625            664
                                               ----           ----      ----       ----          ----            ---           ----

EXPENSES
Losses and loss adjustment expense              276             99       117        111           131            481            359
Other expenses                                   66             68        66         66            69            192            201
                                               ----           ----      ----       ----          ----            ---           ----
                                                342            167       183        177           200            673            560
                                               ----           ----      ----       ----          ----            ---           ----

Operating earnings before provision
    (benefit) for income taxes                 (146)            49        36         44            24            (48)           104
Provision (benefit) for income taxes            (55)            17         8         13             5            (24)            26
                                               ----           ----      ----       ----          ----            ---           ----
OPERATING EARNINGS AVAILABLE TO
    COMMON SHAREHOLDERS                        ($91)           $32       $28        $31           $19           ($24)           $78
                                               ====           ====      ====       ====          ====            ===           ====

Net investment gains (losses), net
    of income taxes                              (1)             0        (1)         0             0             (2)            (1)
Adjustments related to net
    investment gains (losses), net
    of income taxes                               0              0         0          0             0              0              0
Discontinued operations, net of
    income taxes                                  0              0         0          0             0              0              0
                                               ----           ----      ----       ----          ----            ---           ----
Net income available to common
    shareholders                                (92)            32        27         31            19            (26)            77
Preferred stock dividends                         0              0         0          0             0              0              0
                                               ----           ----      ----       ----          ----            ---           ----
Net income                                     ($92)           $32       $27        $31           $19           ($26)           $77
                                               ====           ====      ====       ====          ====            ===           ====

                                                               (METLIFE(R) LOGO)

AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
  AND SUPPLEMENTAL DATA

                                                         For the Three Months Ended
                                       ---------------------------------------------------------------
                                       September 30,  December 31,  March 31,  June 30,  September 30,
Unaudited (Dollars in millions)            2005           2005        2006       2006         2006
                                       -------------  ------------  ---------  --------  -------------
WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile                  $528          $492       $498      $507           $531
Non-Standard Automobile                          14            12         12        11             11
Homeowners & Other                              211           200        186       226            239
                                               ----          ----       ----      ----           ----
Total                                          $753          $704       $696      $744           $781
                                               ====          ====       ====      ====           ====
SELECTED FINANCIAL INFORMATION AND
    SUPPLEMENTAL DATA

TOTAL AUTO & HOME
Loss and loss adjustment expense ratio         85.8%         62.3%      62.4%     59.3%          58.3%
Other expense ratio                            28.5%         29.2%      27.2%     28.6%          28.1%
                                               ----          ----       ----      ----           ----
    Total combined ratio (1)                  114.3%         91.5%      89.6%     87.9%          86.4%
Effect of catastrophe losses (2)               27.5%          8.5%       3.0%      3.4%           5.2%
                                               ----          ----       ----      ----           ----
Combined ratio excluding catastrophes          86.8%         83.0%      86.6%     84.5%          81.2%
                                               ====          ====       ====      ====           ====
AUTO
Loss and loss adjustment expense ratio         63.3%         67.6%      64.7%     62.2%          56.8%
Other expense ratio                            26.0%         27.8%      25.7%     27.1%          26.3%
                                               ----          ----       ----      ----           ----
    Total combined ratio (1)                   89.3%         95.4%      90.4%     89.3%          83.1%
Effect of catastrophe losses (2)                2.7%          3.4%       0.8%      1.3%           0.8%
                                               ----          ----       ----      ----           ----
Combined ratio excluding catastrophes          86.6%         92.0%      89.6%     88.0%          82.3%
                                               ====          ====       ====      ====           ====
HOMEOWNERS & OTHER
Loss and loss adjustment expense ratio        151.6%         48.5%      56.5%     52.9%          61.1%
Other expense ratio                            35.8%         32.9%      31.5%     31.0%          32.9%
                                               ----          ----       ----      ----           ----
    Total combined ratio (1)                  187.4%         81.4%      88.0%     83.9%          94.0%
Effect of catastrophe losses (2)              100.0%         20.6%       8.4%      8.1%          16.0%
                                               ----          ----       ----      ----           ----
Combined ratio excluding catastrophes          87.4%         60.8%      79.6%     75.8%          78.0%
                                               ====          ====       ====      ====           ====
PRE-TAX CATASTROPHE LOSSES
Auto                                            $13          $ 17       $  4      $  7           $  4
Homeowners & Other                              156            36         17        17             34
                                               ----          ----       ----      ----           ----
Total                                          $169          $ 53       $ 21      $ 24           $ 38
                                               ====          ====       ====      ====           ====
CATASTROPHE POINTS ON COMBINED RATIOS          27.5           8.5        3.0       3.4            5.2

NUMBER OF SALES REPRESENTATIVES                  85           100         98        93             93

(1) The combined ratio reflects payment fees as a credit to Other expenses for the three months ended September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006, and September 2006, which resulted in a 0.7, 0.7, 0.7, 0.6, and 0.6 of a percentage point decrease in the combined ratio for the periods ended, respectively. The decreases for Auto and Homeowners & Other were 0.8 and 0.5 of a percentage point, respectively, for September 30, 2005, 0.8 and 0.5 of a percentage point, respectively, for December 31, 2005, 0.8 and 0.4 of a percentage point, respectively, for March 31, 2006, 0.7 and 0.4 of a percentage point, respectively, for June 30, 2006, and 0.7 and 0.4 of a percentage point, respectively, for September 30, 2006

(2) Includes the effect of both catastrophe losses and $32 million in reinstatement reinsurance premiums within Auto ($2 million) and Homeowners & Other ($30 million) for third quarter of 2005 and $11 million in the fourth quarter of 2005 for reinstatement reinsurance premiums within Auto ($1 million) and Homeowners & Other ($10 million).

                                                               (METLIFE(R) LOGO)

INTERNATIONAL OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

                                                                                                                  For the
                                                         For the Three Months Ended                      Year-to-Date Period Ended
                                       ---------------------------------------------------------------  ----------------------------
                                       September 30,  December 31,  March 31,  June 30,  September 30,  September 30,  September 30,
Unaudited (Dollars in millions)             2005          2005         2006      2006         2006           2005           2006
                                       -------------  ------------  ---------  --------  -------------  -------------  -------------
REVENUES
Premiums                                       $614          $636       $631      $676           $675         $1,550         $1,982
Universal life and investment-type
    product policy fees                         170           165        184       194            205            414            583
Investment income, net                          238           262        235       238            290            582            763
Other revenues                                    9             9          4         4              8             11             16
                                              -----         -----      -----     -----          -----          -----          -----
                                              1,031         1,072      1,054     1,112          1,178          2,557          3,344
                                              -----         -----      -----     -----          -----          -----          -----

EXPENSES
Policyholder benefits and dividends             578           600        527       600            581          1,456          1,708
Interest credited to policyholder
    account balances                             84            92         87        86             93            186            266
Capitalization of deferred policy
    acquisition costs                          (137)         (141)      (151)     (145)          (146)          (400)          (442)
Amortization of deferred policy
    acquisition costs                            68            43         82        78             96            180            256
Other expenses                                  359           441        396       413            438            877          1,247
                                              -----         -----      -----     -----          -----          -----          -----
                                                952         1,035        941     1,032          1,062          2,299          3,035
                                              -----         -----      -----     -----          -----          -----          -----

Operating earnings before provision
    (benefit) for income taxes                   79            37        113        80            116            258            309
Provision (benefit) for income taxes             13           (11)        38        18             44             73            100
                                              -----         -----      -----     -----          -----          -----          -----
OPERATING EARNINGS AVAILABLE TO
    COMMON SHAREHOLDERS                         $66           $48        $75       $62            $72           $185           $209
                                              =====         =====      =====     =====          =====          =====          =====

NET INCOME RECONCILIATION
-------------------------
Operating earnings available to
    common shareholders                         $66           $48        $75       $62            $72           $185           $209
                                              -----         -----      -----     -----          -----          -----          -----
    Net investment gains (losses)                 5            (7)        20        13            (17)            12             16
    Minority interest - net
        investment gains (losses)                 0             0          0         0              0              0              0
    Net investment gains (losses)
        tax benefit (provision)                  (2)            3         (6)       (5)             4             (4)            (7)
                                              -----         -----      -----     -----          -----          -----          -----
Net investment gains (losses),
    net of income taxes                           3            (4)        14         8            (13)             8              9
                                              -----         -----      -----     -----          -----          -----          -----
    Adjustments related to universal
        life and investment-type
        product policy fees                       0             0          0         0              0              0              0
    Adjustments related to
        policyholder benefits and
        dividends                               (54)          (21)        22        49            (73)           (56)            (2)
    Adjustments related to other
        expenses                                  0             0          0         0              0              0              0
    Adjustments related to tax
        benefit (provision)                      19             7         (7)      (18)            25             20              0
                                              -----         -----      -----     -----          -----          -----          -----
Adjustments related to net
    investment gains (losses), net
    of income taxes (1)                         (35)          (14)        15        31            (48)           (36)            (2)
                                              -----         -----      -----     -----          -----          -----          -----
Discontinued operations, net of
    income taxes                                  7             0          0         0              0              5              0
                                              -----         -----      -----     -----          -----          -----          -----
Net income available to common
    shareholders                                 41            30        104       101             11            162            216
Preferred stock dividends                         0             0          0         0              0              0              0
                                              -----         -----      -----     -----          -----          -----          -----
Net income                                      $41           $30       $104      $101            $11           $162           $216
                                              =====         =====      =====     =====          =====          =====          =====
NUMBER OF PROFESSIONAL SALES
    REPRESENTATIVES                           3,861         3,783      3,782     3,982          3,946

 (1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

                                                               (METLIFE(R) LOGO)

REINSURANCE OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

                                                                                                                  For the
                                                         For the Three Months Ended                      Year-to-Date Period Ended
                                       ---------------------------------------------------------------  ----------------------------
                                       September 30,  December 31,  March 31,  June 30,  September 30,  September 30,  September 30,
Unaudited (Dollars in millions)             2005          2005        2006       2006         2006           2005          2006
                                       -------------  ------------  ---------  --------  -------------  -------------  -------------

REVENUES
Premiums                                       $974        $1,062       $993    $1,078         $1,076         $2,807         $3,147
Investment income, net                          158           161        174       156            171            445            501
Other revenues                                   13            13         15        13             19             45             47
                                              -----         -----      -----     -----          -----          -----          -----
                                              1,145         1,236      1,182     1,247          1,266          3,297          3,695
                                              -----         -----      -----     -----          -----          -----          -----

EXPENSES
Claims and other policy benefits                779           860        813       871            849          2,346          2,533
Interest credited to policyholder
    account balances                             64            57         63        48             46            163            157
Policy acquisition costs and other
    insurance expenses                          162           159        158       174            185            462            517
Other expenses                                   48            57         63        60             84            139            207
                                              -----         -----      -----     -----          -----          -----          -----
                                              1,053         1,133      1,097     1,153          1,164          3,110          3,414
                                              -----         -----      -----     -----          -----          -----          -----

Operating earnings before provision
    (benefit) for income taxes and
    minority interest                            92           103         85        94            102            187            281
Provision (benefit) for income taxes             16            17         12        16             17             28             45
                                              -----         -----      -----     -----          -----          -----          -----
Operating earnings available to
    common shareholders before
    minority interest                            76            86         73        78             85            159            236
Elimination of minority interest,
    before tax                                   50            55         49        49             56            104            154
                                              -----         -----      -----     -----          -----          -----          -----
CONTRIBUTION TO METLIFE                         $26           $31        $24       $29            $29            $55            $82
                                              =====         =====      =====     =====          =====          =====          =====

NET INCOME RECONCILIATION
-------------------------
Operating earnings available to
    common shareholders                         $26           $31        $24       $29            $29            $55            $82
                                              -----         -----      -----     -----          -----          -----          -----
    Net investment gains (losses)                 7            (6)         8       (15)             3             28             (4)
    Minority interest - net
        investment gains (losses)                (1)            3         (2)        4              0             (8)             2
    Net investment gains (losses)
        tax benefit (provision)                  (2)            1         (2)        4             (2)            (4)             0
                                              -----         -----      -----     -----          -----          -----          -----
Net investment gains (losses), net
    of income taxes                               4            (2)         4        (7)             1             16             (2)
                                              -----         -----      -----     -----          -----          -----          -----
    Adjustments related to universal
        life and investment-type
        product policy fees                       0             0          0         0              0              0              0
    Adjustments related to
        policyholder benefits and
        dividends                                 0             0          0         0              0              0              0
    Adjustments related to other
        expenses                                 (4)           (1)        (3)        8             (1)            (9)             4
    Adjustments related to tax
        benefit (provision)                       2             0          1        (3)             1              2             (1)
                                              -----         -----      -----     -----          -----          -----          -----
Adjustments related to net
    investment gains (losses),
    net of income taxes (1)                      (2)           (1)        (2)        5              0             (7)             3
                                              -----         -----      -----     -----          -----          -----          -----
Discontinued operations, net of
    income taxes                                  0             0          0         0              0              0              0
                                              -----         -----      -----     -----          -----          -----          -----
Net income available to common
    shareholders                                 28            28         26        27             30             64             83
Preferred stock dividends                         0             0          0         0              0              0              0
                                              -----         -----      -----     -----          -----          -----          -----
Net income                                      $28           $28        $26       $27            $30            $64            $83
                                              =====         =====      =====     =====          =====          =====          =====

(1) Adjustments related to net investment gains (losses), net of income taxes, include amortization of deferred policy acquisition costs.

REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

                                                                                  For the Three Months Ended
                                                           -------------------------------------------------------------------------
                                                           September 30,      December 31,      March 31,   June 30,   September 30,
Unaudited (Dollars in millions)                                 2005              2005            2006        2006          2006
                                                           -------------      ------------      ---------   --------   -------------
PRE-TAX AND PRE-MINORITY INTEREST
 OPERATING EARNINGS BY REGION (1)
United States                                                $    78           $    80         $    66     $    66          $    75
Canada                                                            21                20               7           9               12
Asia-Pacific                                                       4                18               7           8               19
Other international markets                                       15                12              15          17                9
Corporate                                                        (26)              (27)            (10)         (6)             (13)
                                                             -------           -------         -------     -------          -------
 Total pre-tax and pre-minority interest
 operating earnings                                          $    92           $   103         $    85     $    94          $   102
                                                             =======           =======         =======     =======          =======


POLICY BENEFITS AND INTEREST
 SENSITIVE CONTRACT LIABILITIES BY REGION

Traditional U.S.                                             $ 3,966           $ 4,030         $ 4,157     $ 4,239          $ 4,328
Asset intensive                                                4,497             4,657           4,773       4,911            5,022
Other                                                             90               100              77          90               68
                                                             -------           -------         -------     -------          -------
 Total U.S.                                                    8,553             8,787           9,007       9,240            9,418
                                                             -------           -------         -------     -------          -------
Canada                                                         1,507             1,596           1,622       1,780            1,781
Asia-Pacific                                                     629               688             708         752              780
Other international markets                                      677               680             719         774              786
                                                             -------           -------         -------     -------          -------
 Total International                                           2,813             2,964           3,049       3,306            3,347
                                                             -------           -------         -------     -------          -------

Total policy benefits and interest sensitive
 contract liabilities                                        $11,366           $11,751         $12,056     $12,546          $12,765
                                                             =======           =======         =======     =======          =======

----------
(1) Effective for the three months ended March 31, 2006, Reinsurance Group of America, Incorporated ("RGA") changed its method of allocating capital to its regional markets from a method based upon regulatory capital requirements to one based upon underlying economic capital levels. This approach is based upon a more detailed, internally developed risk capital model that its management believes better captures the unique risks inherent in each regional business. The primary effect of the change relates to the amount of net investment income and capital charges that are allocated to each region. This change does not affect RGA's consolidated financial results.

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

                                                                                                                 For the
                                                                                                               Year-to-Date
                                                          For the Three Months Ended                           Period Ended
                                       ---------------------------------------------------------------  ----------------------------
                                       September 30,  December 31,  March 31,  June 30,  September 30,  September 30,  September 30,
Unaudited (Dollars in millions)            2005           2005        2006       2006         2006          2005          2006
                                       -------------  ------------  ---------  --------  -------------  -------------  -------------
REVENUES
Premiums                                    $ 6             $12        $ 9        $10          $ 7        $   10          $  26
Universal life and investment-type
   product policy fees                        1               0          0          0            0             1              0
Investment income, net                      212             255        296        308          219           558            823
Other revenues                                5              17          7          6           12            13             25
                                            ---             ---        ---        ---          ---        ------          -----
                                            224             284        312        324          238           582            874
                                            ---             ---        ---        ---          ---        ------          -----

EXPENSES
Policyholder benefits and dividends          12              16          7         13           13          (31)             33
Interest credited to policyholder
   account balances                           0               0          0          0            0             0              0
Interest credited to bank deposits           30              37         43         48           51            72            142
Interest expense                            166             171        175        183          200           380            558
Other expenses                               59             135         93        111           70           160            274
                                            ---             ---        ---        ---          ---        ------          -----
                                            267             359        318        355          334           581          1,007
                                            ---             ---        ---        ---          ---        ------          -----

Operating earnings before provision
   (benefit) for income taxes               (43)            (75)        (6)       (31)         (96)            1           (133)
Provision (benefit) for income taxes        (72)            (45)       (48)       (50)        (123)         (115)          (221)
                                            ---             ---        ---        ---          ---        ------          -----
Operating earnings                           29             (30)        42         19           27           116             88
Preferred stock dividends                    31              32         33         33           34            31            100
                                            ---             ---        ---        ---          ---        ------          -----
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                      ($2)(1)        ($62)       $ 9       ($14)         ($7)       $   85           ($12)
                                            ===             ===        ===        ===          ===        ======          =====
NET INCOME RECONCILIATION
-------------------------
Operating earnings available to
   common shareholders                      ($2)           ($62)       $ 9       ($14)         ($7)       $   85           ($12)
                                            ---             ---        ---        ---          ---        ------          -----
   Net investment gains (losses)             73             118        (49)       (64)         (40)        1,273           (153)
   Minority interest - net
      investment gains (losses)               0               0          0          0            0             0              0
   Net investment gains (losses)
      tax benefit (provision)               (25)            (44)        16         21           12          (450)            49
                                            ---             ---        ---        ---          ---        ------          -----
Net investment gains (losses),
   net of income taxes                       48              74        (33)       (43)         (28)          823           (104)
                                            ---             ---        ---        ---          ---        ------          -----
   Adjustments related to
      universal life and
      investment-type
      product policy fees                     0               0          0          0            0             0              0
   Adjustments related to
      policyholder benefits and
      dividends                               0               0          0          0            0             0              0
   Adjustments related to other
      expenses                                0               0          0          0            0             0              0
   Adjustments related to tax
      benefit (provision)                     0               0          0          0            0             0              0
                                            ---             ---        ---        ---          ---        ------          -----
Adjustments related to net
      investment gains (losses),
      net of income taxes                     0               0          0          0            0             0              0
                                            ---             ---        ---        ---          ---        ------          -----
Discontinued operations, net of
   income taxes                               0              12          0         30            0           151             30
                                            ---             ---        ---        ---          ---        ------          -----
Net income available to common
   shareholders                              46              24        (24)       (27)         (35)        1,059            (86)
Preferred stock dividends                    31              32         33         33           34            31            100
                                            ---             ---        ---        ---          ---        ------          -----
Net income                                  $77             $56        $ 9        $ 6          ($1)       $1,090          $  14
                                            ===             ===        ===        ===          ===        ======          =====

----------
1) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                              At or For the Three Months Ended
                                                           -----------------------------------------------------------------------
                                                           September 30,    December 31,    March 31,    June 30,    September 30,
Unaudited (Dollars in millions)                                 2005            2005          2006         2006          2006
                                                           -------------    ------------    ---------    --------    -------------
FIXED MATURITIES
Yield (1)                                                       6.03%            6.17%          6.14%        6.10%           6.17%
Income (2)                                                  $  2,858         $  2,954       $  2,996     $  2,986        $  3,015
Investment gains (losses)                                       ($98)           ($567)         ($412)       ($381)          ($128)
Ending Carrying Value (2)                                   $232,041         $230,875       $240,711     $237,612        $243,136

MORTGAGE AND CONSUMER LOANS
Yield (3)                                                       6.96%            6.85%          6.68%        6.41%           6.53%
Income                                                      $    593         $    591       $    585     $    574        $    602
Investment gains (losses)                                   $     13         $     23       $      4     $      3             ($8)
Ending Carrying Value                                       $ 36,094         $ 37,190       $ 37,351     $ 38,665         $40,141

REAL ESTATE AND REAL ESTATE
   JOINT VENTURES
Yield (3)                                                      10.72%            8.59%         12.50%       11.37%           8.73%
Income (4)                                                  $    118         $    100       $    146     $    135        $    103
Investment gains (losses) (5)                               $     51         $    166       $     17     $     54        $    118
Ending Carrying Value                                       $  4,705         $  4,665       $  4,700     $  4,786        $  4,931

POLICY LOANS
Yield (3)                                                       6.15%            5.80%          5.84%        5.89%           6.10%
Income                                                      $    152         $    143       $    146     $    147        $    154
Ending Carrying Value                                       $  9,841         $  9,981       $  9,987     $ 10,065        $ 10,115

EQUITY SECURITIES AND OTHER LIMITED
   PARTNERSHIP INTERESTS
Yield (3)                                                       9.69%           13.15%         12.86%       14.83%          10.41%
Income                                                      $    170         $    232       $    235     $    278        $    198
Investment gains (losses)                                   $     20         $     32       $     27     $     25             ($7)
Ending Carrying Value                                       $  7,403         $  7,614       $  7,870     $  8,007        $  7,863

CASH AND SHORT-TERM INVESTMENTS
Yield (3)                                                       3.45%            4.22%          4.63%        4.70%           5.42%
Income                                                      $    122              $85       $     80     $     85        $    120
Investment gains (losses)                                   $      0              ($1)           ($1)         ($1)       $      1
Ending Carrying Value                                       $ 11,431         $  7,324       $  8,512     $  8,193        $ 11,763

OTHER INVESTED ASSETS
Yield (3)                                                      10.00%            9.65%          8.92%        7.94%          10.02%
Income (6)                                                  $    186         $    178       $    171     $    168        $    222
Investment gains (losses) (6)                                    ($9)        $    113          ($259)       ($517)       $    278
Ending Carrying Value                                       $  7,877         $  8,078       $  8,386     $  9,652        $  9,194

TOTAL INVESTMENTS
Gross investment income yield                                   6.30%            6.51%          6.54%        6.49%           6.48%
Investment fees and expenses yield                             (0.13%)          (0.17%)        (0.12%)      (0.14%)         (0.16%)
                                                           ---------         --------       --------     --------        --------
NET INVESTMENT INCOME YIELD                                     6.17%            6.34%          6.42%        6.35%           6.32%
                                                           =========         ========       ========     ========        ========
Gross investment income                                     $  4,199         $  4,283       $  4,359     $  4,373        $  4,414
Investment fees and expenses                                     (87)            (116)           (81)         (96)           (106)
                                                           ---------         --------       --------     --------        --------
NET INVESTMENT INCOME                                       $  4,112         $  4,167       $  4,278     $  4,277        $  4,308
                                                           =========         ========       ========     ========        ========
Ending Carrying Value                                       $309,392         $305,727       $317,517     $316,980        $327,143
                                                           =========         ========       ========     ========        ========
Gross investment gains                                      $    342         $    492       $    237     $    247        $    336
Gross investment losses                                         (304)            (721)          (587)        (661)           (310)
Writedowns                                                       (14)              (9)           (22)         (45)            (25)
                                                           ---------         --------       --------     --------        --------
Subtotal                                                          24             (238)          (372)        (459)              1
Derivative & other instruments not qualifying for
   hedge accounting                                              (47)               4           (252)        (358)            253
                                                           ---------         --------       --------     --------        --------
NET INVESTMENT GAINS (LOSSES)                                    (23)            (234)          (624)        (817)            254
Minority interest - net investment gains (losses)                 (1)               3             (2)           4               0
Net investment gains (losses) tax benefit (provision)              9               85            220          289             (92)
                                                           ---------         --------       --------     --------        --------
NET INVESTMENT GAINS (LOSSES), NET OF INCOME TAXES              ($15)           ($146)         ($406)       ($524)       $    162
                                                           =========         ========       ========     ========        ========

(1) The fixed maturities yield is annualized and is based on quarterly average amortized cost.

(2) Fixed maturities includes $805 million, $825 million, $883 million, $519 million and $780 million in ending carrying value, and $14 million, ($3) million, $19 million, ($3) million and $14 million of investment income
      (loss) related to trading securities at or for the three months ended September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006 and
      September 30, 2006, respectively.

(3)   Yields are annualized and based on quarterly average carrying values.

(4) Included in income from real estate and real estate joint ventures is $22 million, $28 million, $19 million, $28 million and $19 million related to discontinued operations for the three months ended September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006 and September 30, 2006,
      respectively.

(5) Included in investment gains (losses) from real estate and real estate joint ventures is $46 million, $156 million, ($5) million, ($3) million and $99 million related to discontinued operations for the three months ended September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006 and September 30, 2006, respectively.

(6) Included in income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133 of $26 million, $36 million, $39 million, $68 million and $96 million for the three months ended September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006 and September 30, 2006, respectively. These amounts are excluded from net investment gains (losses). Additionally, excluded from net investment gains (losses) is ($7) million, ($6) million, ($4) million, $3 million and $2 million for the three months ended September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006, and September
      30, 2006, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                              At or For the Year-to-Date Ended
                                                           -----------------------------------------------------------------------
                                                           September 30,    December 31,    March 31,    June 30,    September 30,
Unaudited (Dollars in millions)                                 2005            2005          2006         2006          2006
                                                           -------------    ------------    ---------    --------    -------------
FIXED MATURITIES
Yield (1)                                                       5.94%            6.00%          6.14%        6.12%           6.14%
Income (2)                                                  $  7,446         $ 10,400       $  2,996     $  5,982        $  8,997
Investment gains (losses)                                      ($301)           ($868)         ($412)       ($793)          ($921)
Ending Carrying Value (2)                                   $232,041         $230,875       $240,711     $237,612        $243,136

MORTGAGE AND CONSUMER LOANS
Yield (3)                                                       6.79%            6.81%          6.68%        6.55%           6.54%
Income                                                      $  1,645         $  2,236       $    585     $  1,159        $  1,761
Investment gains (losses)                                        ($6)        $     17       $      4     $      7             ($1)
Ending Carrying Value                                       $ 36,094         $ 37,190       $ 37,351     $ 38,665        $ 40,141

REAL ESTATE AND REAL ESTATE
   JOINT VENTURES
Yield (3)                                                      11.31%           10.59%         12.50%       11.93%          10.86%
Income (4)                                                  $    367         $    467       $    146     $    281        $    384
Investment gains (losses) (5)                               $  1,973         $  2,139       $     17     $     71        $    189
Ending Carrying Value                                       $  4,705         $  4,665       $  4,700     $  4,786        $  4,931

POLICY LOANS
Yield (3)                                                       6.08%            6.00%          5.84%        5.86%           5.94%
Income                                                      $    429         $    572       $    146     $    293        $    447
Ending Carrying Value                                       $  9,841         $  9,981       $  9,987     $ 10,065        $ 10,115

EQUITY SECURITIES AND OTHER LIMITED
   PARTNERSHIP INTERESTS
Yield (3)                                                      12.70%           12.83%         12.86%       13.86%          12.68%
Income                                                      $    566         $    798       $    235     $    513        $    711
Investment gains (losses)                                   $    127         $    159       $     27     $     52        $     45
Ending Carrying Value                                       $  7,403         $  7,614       $  7,870     $  8,007        $  7,863

CASH AND SHORT-TERM INVESTMENTS
Yield (3)                                                       3.52%            3.66%          4.63%        4.67%           4.96%
Income                                                      $    277         $    362       $     80     $    165        $    285
Investment gains (losses)                                        ($1)             ($2)           ($1)         ($2)            ($1)
Ending Carrying Value                                       $ 11,431         $  7,324       $  8,512     $  8,193        $ 11,763

OTHER INVESTED ASSETS
Yield (3)                                                       8.67%            8.96%          8.92%        8.41%           8.98%
Income (6)                                                  $    392         $    570       $    171     $    339        $    561
Investment gains (losses) (6)                               $    389         $    502          ($259)       ($776)          ($498)
Ending Carrying Value                                       $  7,877         $  8,078       $  8,386     $  9,652        $  9,194

TOTAL INVESTMENTS
Gross investment income yield                                   6.29%            6.35%          6.54%        6.51%           6.50%
Investment fees and expenses yield                             (0.13%)          (0.14%)        (0.12%)      (0.13%)         (0.14%)
                                                            --------         --------       --------     --------        --------
NET INVESTMENT INCOME YIELD                                     6.16%            6.21%          6.42%        6.38%           6.36%
                                                            ========         ========       ========     ========        ========
Gross investment income                                     $ 11,122         $ 15,405       $  4,359       $8,732        $ 13,146
Investment fees and expenses                                    (223)            (339)           (81)        (177)           (283)
                                                            --------         --------       --------     --------        --------
NET INVESTMENT INCOME                                       $ 10,899         $ 15,066       $  4,278     $  8,555        $ 12,863
                                                            ========         ========       ========     ========        ========
Ending Carrying Value                                       $309,392         $305,727       $317,517     $316,980        $327,143
                                                            ========         ========       ========     ========        ========
Gross investment gains                                      $  2,848         $  3,340       $    237     $    484        $    820
Gross investment losses                                         (857)          (1,578)          (587)      (1,248)         (1,558)
Writedowns                                                      (107)            (116)           (22)         (67)            (92)
                                                            --------         --------       --------     --------        --------
Subtotal                                                       1,884            1,646           (372)        (831)           (830)
Derivative & other instruments not qualifying for
   hedge accounting                                              297              301           (252)        (610)           (357)
                                                            --------         --------       --------     --------        --------
NET INVESTMENT GAINS (LOSSES)                                  2,181            1,947           (624)      (1,441)         (1,187)
Minority interest - net investment gains (losses)                (12)              (9)            (2)           2               2
Net investment gains (losses) tax benefit (provision)           (766)            (681)           220          509             417
                                                            --------         --------       --------     --------        --------
NET INVESTMENT GAINS (LOSSES), NET OF INCOME TAXES          $  1,403         $  1,257         ($406)       ($930)           ($768)
                                                            ========         ========       ========     ========        ========

(1) The fixed maturities yield is annualized and is based on quarterly average amortized cost.

(2) Fixed maturities includes $805 million, $825 million, $883 million, $519 million and $780 million in ending carrying value, and $17 million, $14 million, $19 million, $16 million and $30 million of investment income related to trading securities at or for year-to-date ended September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006 and September 30,
      2006, respectively.

(3)   Yields are annualized and based on quarterly average carrying values.

(4) Included in income from real estate and real estate joint ventures is $123 million, $150 million, $19 million, $47 million and $66 million related to discontinued operations for year-to-date September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006 and September 30, 2006, respectively.

(5) Included in investment gains (losses) from real estate and real estate joint ventures is $1,969 million, $2,125 million, ($5) million, ($8) million and $91 million related to discontinued operations for year-to-date September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006 and September 30, 2006, respectively.

(6) Included in income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133 of $63 million, $99 million, $39 million, $107 million and $203 million for the year-to-date September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006 and September 30, 2006, respectively. These amounts are excluded from net investment gains (losses). Additionally, excluded from net investment gains (losses) is ($7) million, ($13) million, ($4) million, ($1) million and $1 million for the year-to-date September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006 and September 30,
      2006, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITIES (1)

                                          At September      At December       At March 31,      At June 30,       At September
                                            30, 2005          31, 2005            2006             2006             30, 2006
                                        ---------------   ---------------   ---------------   ---------------   ---------------
                                                  % of              % of              % of              % of               % of
Unaudited (Dollars in millions)         Amount    Total   Amount    Total   Amount    Total   Amount    Total   Amount    Total
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Less than 20%                           $1,758    95.9%   $2,159    97.9%   $4,379    98.7%   $6,400    96.3%   $2,501    98.3%
20% or more for less than six months        69     3.8%       39     1.8%       47     1.1%      232     3.5%        6     0.2%
20% or more for six months or greater        6     0.3%        7     0.3%        9     0.2%       10     0.2%       38     1.5%
                                        ------   -----    ------   -----    ------   -----    ------   -----    ------   -----
   Total Gross Unrealized Losses        $1,833   100.0%   $2,205   100.0%   $4,435   100.0%   $6,642   100.0%   $2,545   100.0%
                                        ------   -----    ------   -----    ------   -----    ------   -----    ------   -----
   Total Gross Unrealized Gains         $8,814            $8,329            $6,123            $4,994            $7,343
                                        ======            ======            ======            ======            ======

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES (1)

                                          At September      At December       At March 31,      At June 30,       At September
                                            30, 2005          31, 2005            2006             2006             30, 2006
                                        ---------------   ---------------   ---------------   ---------------   ---------------
                                                  % of              % of              % of              % of               % of
Unaudited (Dollars in millions)         Amount    Total   Amount    Total   Amount    Total   Amount    Total   Amount    Total
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Less than 20%                             $ 29    70.7%     $ 29    70.7%     $ 30    75.0%     $ 51    69.9%     $ 26    60.5%
20% or more for less than six months        12    29.3%       12    29.3%       10    25.0%       22    30.1%       17    39.5%
20% or more for six months or greater        0     0.0%        0     0.0%        0     0.0%        0     0.0%        0     0.0%
                                        ------   -----    ------   -----    ------   -----    ------   -----    ------   -----
   Total Gross Unrealized Losses          $ 41   100.0%     $ 41   100.0%     $ 40   100.0%     $ 73   100.0%     $ 43   100.0%
                                        ------   -----    ------   -----    ------   -----    ------   -----    ------   -----
   Total Gross Unrealized Gains           $256              $295              $384              $338              $404
                                        ======            ======            ======            ======            ======

(1) The Company's review of its fixed maturities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%;
     (ii) securities where the estimated value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
SUMMARY OF REAL ESTATE

                                  September 30,   December 31,   March 31,   June 30,   September 30,
Unaudited (Dollars in millions)       2005            2005          2006       2006         2006
                                  -------------   ------------   ---------   --------   -------------
Wholly owned                             $3,919         $3,735      $3,902     $3,854          $3,691
Joint ventures                              783            926         794        923           1,231
                                         ------         ------      ------     ------          ------
   Subtotal                               4,702          4,661       4,696      4,777           4,922
Foreclosed                                    3              4           4          9               9
                                         ------         ------      ------     ------          ------
   Total Real Estate (1)                 $4,705         $4,665      $4,700     $4,786          $4,931
                                         ======         ======      ======     ======          ======

SUMMARY OF MORTGAGES AND CONSUMER LOANS

                                  September 30,   December 31,   March 31,   June 30,   September 30,
Unaudited (Dollars in millions)       2005            2005          2006       2006         2006
                                  -------------   ------------   ---------   --------   -------------
COMMERCIAL MORTGAGES                    $27,250        $28,022     $28,278    $29,533         $30,848
AGRICULTURAL MORTGAGES                    7,474          7,700       7,689      7,817           8,056
CONSUMER LOANS                            1,370          1,468       1,384      1,315           1,237
                                        -------        -------     -------    -------         -------
TOTAL                                   $36,094        $37,190     $37,351    $38,665         $40,141
                                        =======        =======     =======    =======         =======

(1)  Includes real estate held-for-sale and held-for-investment.

COMPANY RATINGS AS OF OCTOBER 27, 2006

                                                                          Moody's         Standard &     A.M. Best    Fitch
                                                                     Investors Service      Poor's        Company    Ratings
                                                                     -----------------    ----------     ---------   -------
FINANCIAL STRENGTH RATINGS
--------------------------
First MetLife Investors Insurance Co.                                        NR               AA*           A+          NR
General American Life Insurance Company                                      Aa2              AA*           A+          AA
MetLife Insurance Company of Connecticut                                     Aa2              AA*           A+          AA
MetLife Insurance Company of Connecticut (Short-term rating)                 P-1              NR            NR          NR
MetLife Investors Insurance Company                                          Aa2              AA*           A+          AA
MetLife Investors Insurance Company of California                            NR               AA*           A+          NR
MetLife Investors USA Insurance Company                                      Aa3              AA*           A+          AA
MetLife Life and Annuity Company of Connecticut                              Aa2              AA*           A+          AA
Metropolitan Casualty Insurance Company                                      NR               NR             A          NR
Metropolitan Direct Property and Casualty Insurance Co.                      NR               NR             A          NR
Metropolitan General Insurance Company                                       NR               NR             A          NR
Metropolitan Group Property & Casualty Insurance Co.                         NR               NR             A          NR
Metropolitan Life Insurance Company                                          Aa2              AA*           A+          AA
Metropolitan Life Insurance Company (Short-term rating)                      P-1             A-1+           NR          NR
Metropolitan Lloyds Insurance Company of Texas                               NR               NR             A          NR
Metropolitan Property and Casualty Insurance Company                         Aa3              NR             A          NR
Metropolitan Tower Life Insurance Company                                    Aa3              NR            A+          NR
New England Life Insurance Company                                           Aa2              AA*           A+          AA
Texas Life Insurance Company                                                 NR               NR             A          NR


RGA Reinsurance Company                                                      A1              AA-*           A+*         AA-


CREDIT RATINGS
--------------
GenAmerica Capital I
   Preferred Stock                                                           A3              BBB+*          NR          A-

General American Life Insurance Company
   Surplus Notes                                                             A1               A+*           a+*         NR

MetLife, Inc.
   Senior Unsecured Debt                                                     A2               A*             a*          A
   Commercial Paper                                                          P-1             A-1           AMB-1*       F1
   Subordinated Debt                                                         A3(P)            NR            a-*         NR
   Preferred Stock                                                          Baa1             BBB+*         bbb+*        A-
   Non-Cumulative Perpetual Preferred Stock                                 Baa1             BBB*          bbb+*        A-

MetLife Capital Trust II
   Trust Preferred Stock                                                     A3              BBB+*          a-*         A-

MetLife Capital Trust III
   Trust Preferred Stock                                                     A3              BBB+*          a-*         A-

MetLife Funding, Inc.
   Commercial Paper                                                          P-1             A-1+         AMB-1+*       F1+

Metropolitan Life Global Funding I
   Senior Secured Debt                                                       Aa2              AA            aa*         NR

Metropolitan Life Insurance Company
   Surplus Notes                                                             A1               A+*           a+*         A+

Reinsurance Group of America, Incorporated
    Senior Unsecured Debt                                                   Baa1              A-*           a-*         A-
    Junior Subordinated Debt                                                Baa3             BBB-*          bbb*       BBB+

RGA Capital Trust I
   Preferred Stock                                                          Baa2             BBB*          bbb+*       BBB+

RGA Capital Trust II
   Preferred Stock                                                          Baa2             BBB*          bbb+*       BBB+

*    Standard & Poor's and/or A.M. Best's outlook for these ratings is negative.

(P)  Preliminary

NR   Not Rated


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